As filed with the Securities and Exchange Commission on February 27, 2019

No. 333-147611

No. 811-22147

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 21	☒

(Check appropriate box or boxes)

Invesco India Exchange-Traded Fund Trust

(Exact Name of Registrant as Specified in Charter)

3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (800) 983-0903

Anna Paglia, Esquire

3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515

(Name and Address of Agent for Service)

With Copies to:

Alan P. Goldberg Stradley Ronon Stevens & Young LLP 191 North Wacker Drive, Suite 1601	Eric S. Purple Stradley Ronon Stevens & Young LLP 1250 Connecticut Ave, NW, Suite 500
Chicago, Illinois 60606	Washington, DC 20036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on February 28, 2019 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on (date) pursuant to paragraph (a)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	February 28, 2019
Invesco India Exchange-Traded Fund Trust

PIN	Invesco India ETF	NYSE Arca, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PIN	Invesco India ETF

Summary Information

Investment Objective

The Invesco India ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Indus India Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.82%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$84	$262	$455	$1,014

Portfolio Turnover

The Fund directly or through its investment in the Subsidiary (as defined below), pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund and the Subsidiary to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 90% of its total assets in securities of Indian companies that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Underlying Index. The Fund seeks to gain exposure to Indian equity securities, in whole or in part, through investments in its wholly-owned subsidiary located in the Republic of Mauritius (the “Subsidiary”). Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Subsidiary.

Indus Advisors LLC (the “Index Provider”) compiles the Underlying Index, which is comprised of Indian equity securities that are traded on regulated stock exchanges in

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India. The Underlying Index is designed to represent the large-cap segment of the Indian equity markets. The Fund anticipates that the majority of its investments will be in securities that comprise the Underlying Index rather than ADRs and GDRs. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Invesco Capital Management LLC (the “Adviser”) serves as investment adviser to both the Fund and the Subsidiary.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares which may be more likely to trade at a premium or discount to the Fund’s net asset value (“NAV”) and possibly face trading halts and/or delisting.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Currency Risk. Substantially all of the income that the Fund receives from investments in equity securities is in Indian rupees; however, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the Fund earns the income at the foreign exchange rate in effect on that date. Therefore, if the value of the Indian rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the rupees to U.S. dollars, the Fund may be required to liquidate securities to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and rupees. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the Indian rupee depreciates against the U.S. dollar, even if the value of its holdings, measured in rupees, increases.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Geographic Risk. A natural or other disaster could occur in India and Mauritius that could affect the Indian economy or operations of the Subsidiary, causing an adverse impact on the Fund.

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Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, they would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Indian Securities Risk. Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of the Fund’s assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states.

The securities market of India is considered an emerging market that is characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility and substantially less liquidity than companies in more developed markets. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment. This will affect the rate at which the Fund is able to invest in securities of Indian companies, the purchase and sale prices for such securities, and the timing of purchases and sales. Certain restrictions on foreign investment may decrease the liquidity of the Fund’s portfolio, subject the Fund to higher transaction costs, or inhibit the Fund’s ability to track the Underlying Index. The Fund’s investments in securities of issuers located or operating in India, as well as its ability to track the Underlying Index, also may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India (“RBI”).

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers in a single industry or sector. To the extent that the Underlying Index concentrates its investment in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Mauritius Instability Risk. As a developing country, Mauritius may be subject to political and/or economic volatility from time to time, which may make its legal and political structures more uncertain than the comparable structures in developed countries. Such instability could adversely impact the Fund and the Subsidiary.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund currently issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if the Fund issued and redeemed Creation Units principally in-kind. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between its portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Regulatory Risk. The Subsidiary and the Fund are each registered as a foreign portfolio investor (“FPI”) with the Securities and Exchange Board of India (“SEBI”) in order to have the ability to make and dispose of investments in Indian securities. There can be no assurance that the Subsidiary and/or the Fund will qualify or continue to qualify as FPIs under the FPI regulations, or that the Indian regulatory authorities will continue to grant such qualifications, and the loss of such qualifications could adversely impact the ability of the Fund and/or the Subsidiary to make and dispose of investments in India. Investments by FPIs in Indian securities are also subject to certain limits and restrictions under applicable law, and the application of such limits and restrictions could adversely impact the ability of the Fund and/or the Subsidiary to make investments in India.

Small- and Mid-Capitalization Company Risk. Although the securities in which the Fund invests represent the large-capitalization segment of the Indian securities market, these companies may be comparatively smaller than U.S. companies, and therefore the Fund is subject to small- and mid-capitalization

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company risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Subsidiary Investment Risk. Since the Subsidiary is incorporated in the Republic of Mauritius (“Mauritius”), the Subsidiary may be eligible to obtain tax benefits under the tax treaty between Mauritius and India (the “Treaty”). However, recent changes in the laws of India and/or Mauritius could prevent the Subsidiary from operating as intended and/or from continuing to qualify as a Mauritius resident for tax purposes; any such outcomes could negatively affect the Fund and its shareholders. Additionally, changes in the provisions of the Treaty could result in the imposition of various taxes on the Subsidiary by India, thereby reducing the return to the Fund on its investments.

The governments of India and Mauritius entered into a protocol in May 2016 (the “2016 Protocol”), whereby they amended the Treaty to phase out the capital gains tax exemption on transfer of shares of companies which are tax residents of India acquired on or after April 1, 2017. Pursuant to the 2016 Protocol, capital gains with respect to shares of such companies acquired on or after April 1, 2017 and transferred during the two-year period between April 1, 2017 and March 31, 2019, will be subject to a reduced capital gain tax rate subject to the Subsidiary’s compliance with certain eligibility criteria set forth in the Treaty; beginning April 1, 2019, capital gains on such shares acquired on or after April 1, 2017 will be taxed at India’s full tax rate. Capital gain arising on investments made in shares of a company resident in India on or before March 31, 2017 shall be eligible for treaty exemption, subject to compliance with eligibility conditions, even if the gain arises on or after April 1, 2017. No assurance can be given that the terms of such amendment will not be subject to interpretation and/or renegotiation.

Tax Risk. The Fund expects that the Subsidiary may be eligible to receive favorable tax treatment pursuant to the Treaty. However, if India and Mauritius were to further re-negotiate the Treaty, any change in its provisions—such as the change presented by the 2016 Protocol where beginning on April 1, 2019, capital gains on shares of companies which are tax residents of India acquired on or after April 1, 2017 will be taxed at India’s full tax rate—could result in the imposition of additional withholding and other taxes on the Subsidiary by India, which would further reduce the Fund’s return.

The Indian Income—Tax Act 1961 (“ITA”) provides that, to claim any relief under the Treaty, an entity must hold a valid Tax Residency Certificate (“TRC”) and also provide to Indian tax authorities such other information and documents as may be prescribed under the ITA. Further, the place of effective management of such entity must be situated outside of India. The ITA defines the “place of effective management” to mean a place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are, in substance made. While the Subsidiary holds a TRC and is expected to renew it annually, there is no guarantee that such renewal would be granted. In the absence of a valid TRC, the Subsidiary would not be eligible for the benefits under the Treaty.

Indian tax authorities recently have adopted an aggressive position towards claims of tax exemptions available under tax treaties, and often challenge claims for various reasons (for example, lack of substance in the relevant entity). If the Indian tax authorities were to allege that the benefits under the Treaty were not available to the Subsidiary, they may attempt to deny the benefit of any tax exemption to the Subsidiary that may be available under the Treaty.

The Indian general anti-avoidance rules (“GAAR”), as contained in the ITA, took effect April 1, 2017. Under GAAR, the Indian tax authorities have been given the power to disregard any arrangement which is considered an ‘impermissible avoidance arrangement’ (“IAA”)—that is, an arrangement whose main purpose is to obtain a tax benefit. If any arrangement were determined to be an IAA, any tax benefits available under the ITA may be eliminated, thereby adversely affecting the Fund’s or the Subsidiary’s business and financial conditions.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk. The Fund invests in securities of foreign issuers and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional

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index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invesco.com/ETFs.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
52.55% (2nd Quarter 2009)	(19.44)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2018

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes	(8.10)%	7.67%	7.93%
Return After Taxes on Distributions	(8.31)%	7.42%	7.75%
Return After Taxes on Distributions and Sale of Fund Shares	(4.65)%	6.01%	6.47%
Indus India Index (reflects no deduction for fees, expenses or taxes)	(6.61)%	8.86%	9.74%
MSCI India Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	(7.30)%	8.07%	10.66%

Management of the Fund

Investment Adviser. Invesco Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), principally in exchange for cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities that comprise its Underlying Index, as well as ADRs and GDRs that represent securities in the Underlying Index. The Fund operates as an index fund and is not actively managed. The Fund uses an “indexing” investment approach to seek to track the investment results, before fees and expenses, of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of the Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus its Underlying Index’s returns. Because the Fund uses an indexing approach to try to achieve its investment objective, the Fund will not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index. A “sampling” methodology means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest in as many securities as it believes necessary to achieve the Fund’s investment objective.

There also may be instances in which the Adviser may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or (iii) utilize various combinations of other available investment techniques (such as by investing in, among other instruments, convertible securities, participation notes (“P-notes”) and structured notes) to seek to track the Underlying Index.

The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the

Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of the Underlying Index is set forth below.

Indus India Index

The Underlying Index is designed to represent the large-capitalization segment of the Indian equity markets. The Underlying Index has 50 constituents, spread among the following sectors: Information Technology, Energy, Financials, Materials, Consumer Staples, Communication Services, Health Care, Industrials, Utilities and Consumer Discretionary. An index committee, comprised of representatives of the Index Provider and members of academia specializing in emerging markets, supervises the Underlying Index.

The Underlying Index is constructed using a rules-based methodology. An important criterion for ranking the companies for potential selection within the Underlying Index is a proprietary methodology developed by the Index Provider, known as “IndusCap.” The RBI, the Indian counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign ownership of Indian securities. The general limit on the aggregate ownership by FPIs of the outstanding securities of Indian companies is 24% (with the exception of public sector banks which have a limit of 20%), which may be increased with the approval of the shareholders of such companies up to the foreign direct investment limit applicable to the sector to which the relevant Indian company belongs, or reduced to a level approved by the shareholders. However, many companies have applied for, and received, regulatory approval of higher limits, including, in a few cases, a limit of 100%, which means no limit at all. The RBI monitors aggregate foreign holdings in each security, and periodically announces (a) when the current foreign holdings reach the respective “caution” levels, i.e., 2% below the aggregate foreign ownership limits; and (b) changes to foreign holdings limits. The Index Provider measures the capitalization in a company that is available for foreign ownership derived from (a) total capitalization, (b) foreign holdings percentage limits, if any, (c) locked-in stock (held by government agencies, founders and others) not available in the secondary markets, if any, and (d) related factors. In addition to these aggregate ownership limits, the total ownership of any single FPI and its investor group in the equity shares of an Indian company must be less than 10% of the total issued capital of the company.

The Underlying Index is rebalanced quarterly, and the Fund is rebalanced in accordance with the Underlying Index. As of each quarterly rebalance, the initial universe of components (the “Indus Universe”) is re-formulated by the Index Provider (a) to include the 200 companies with the largest market capitalization listed on the National Stock Exchange in India and the 200 companies with the largest market capitalization listed on the BSE Ltd. (“Bombay Stock Exchange”) in India; (b) to exclude such companies, if any, that have had adverse regulatory actions against them in the most recent five years; and (c) to exclude companies where there are insufficient disclosures resulting in the inability to compute the “IndusCap”. From this Indus Universe, the Index Provider chooses

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the securities of the 50 companies with the largest IndusCap values as the components of the Underlying Index. The Index Provider then calculates the weight of each security in the Underlying Index based on (a) the respective IndusCap values of the securities of the selected 50 companies, (b) certain diversification rules under U.S. tax laws and European Union laws, (c) sector limits (no more than 40% of the Underlying Index’s assets will be invested in any one of the above-named sectors) and (d) the underlying liquidity of the security in both of those stock exchanges.

For the quarterly rebalances, the Index Provider generally adjusts the Underlying Index on the last business day of January, April, July and October (a “Calculation Date”), and the adjusted portfolio of securities included in the Underlying Index on each such Calculation Date becomes effective as of the close of Indian markets on the tenth calendar day (or the immediately following business day, if such tenth calendar day is not a business day) in February, May, August and November, respectively. Pursuant to the IndusCap methodology, at each quarterly rebalance of the Underlying Index, the IndusCap values of the companies in the Indus Universe on that day are recomputed based on the most recently disclosed foreign ownership limits, foreign ownership levels and locked-in stock (i.e., shares that are not available in the secondary market). The IndusCap value of a certain company, and its proportionate weighting in the Underlying Index, may increase or decrease, depending on changes to these elements.

If a security in the Underlying Index reaches its limit, or “caution” level, on foreign ownership on any day during the quarter, or becomes subject to any adverse regulatory action, the Index Provider will remove that security from the Underlying Index on the day after the effective date and distribute its weight on that day among all remaining securities in the Underlying Index in proportion to their weights in the Underlying Index on that day. However, if a security in the Underlying Index is subject to a corporate action that can impact the IndusCap, the Index Provider will remove the security from the Underlying Index on the day prior to the effective date and distribute its weight on that day among all remaining securities in the Underlying Index in proportion to their weights in the Underlying Index on that day. Valuation data regarding the Underlying Index is available via Bloomberg, L.P. and Reuters.

Standard & Poor’s, a division of S&P Global Inc., calculates the U.S. dollar value of the Underlying Index at the end of each Indian business day, which has no time overlap with the U.S. business day. During the U.S. business day, NYSE Arca, Inc. (“NYSE Arca”) publishes, at 15-second intervals, the indicative NAV of the Fund taking into account the fluctuations in the exchange rates between the Indian rupee and the U.S. dollar.

Principal Risks of Investing in the Fund

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Any of the following risks may impact the Fund’s NAV, which could result in the Fund trading at a premium or discount to NAV.

ADR and GDR Risk

ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Authorized Participant Concentration Risk

Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with processing creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, which may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened for the Fund

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because it invests in non-U.S. securities, which may have lower trading volumes.

Cash Transaction Risk

Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creation and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund’s investments. Because the Fund currently intends to effect redemptions principally for cash, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Currency Risk

The Fund invests in Indian rupee-denominated equity securities of Indian issuers, which may be subject to exchange rate fluctuations. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the Indian rupee depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in Indian rupees, increases. Moreover, the repatriation of capital by the Subsidiary may be hampered by changes in local regulations concerning exchange controls or political circumstances.

In addition, substantially all of the income that the Fund receives is in Indian rupees. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the Indian rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Indian rupees to U.S. dollars, the Fund may be required to liquidate securities to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Indian rupees. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to immediately resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Because the Fund issues and redeems Creation Units principally for cash, these risks may be greater than would be the case if the Fund issued and redeemed Creation Units in-kind.

Equity Risk

Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.

In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.

Equity risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Geographic Risk

India and Mauritius are located in an area of the world that historically has been prone to natural disasters, such as monsoons, tsunamis and earthquakes. The economy of India is developing and largely agrarian, and the agricultural sector is one of its most important components and therefore, India remains especially sensitive economically to such environmental disasters. Any such event may adversely impact the Indian economy and could impact operations of the Subsidiary, causing an adverse impact on the value of the Fund.

Index Risk

Unlike many investment companies that are “actively managed,” the Fund is a “passive” investor and therefore does not utilize investing strategies that seeks returns in excess of the Underlying Index. Therefore, they would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that stock generally is underperforming. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Unlike with an actively managed fund, the Adviser does not use defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other

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types of mutual funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities.

Indian Securities Risk

Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of the Fund’s assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, greater risk of hyperinflation, currency fluctuations and/or currency devaluations or blockage of currency movements or repatriation of capital invested and the risk of nationalization or expropriation of assets. Moreover, in the past, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. In addition, religious and border disputes persist in India. Despite measures to ease tensions, that environment remains volatile. Escalation of tensions to conflict, particularly a threat of deployment of nuclear weapons, could destabilize the broader region and materially hinder the development of the Indian economy.

The securities market of India is considered an emerging market that is characterized by a small number of listed companies with significantly smaller market capitalization, greater price volatility, lower trading volumes and substantially less liquidity than more developed markets. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in the securities of Indian companies, the purchase and sale prices for such securities, and the timing of purchases and sales. Certain restrictions on foreign investment may decrease the liquidity of the portfolio and subject the Fund to higher transaction costs, or inhibit its ability to track the Underlying Index.

Brokerage firms in India may be fewer in number, less established than brokerage firms in more developed markets and subject to no or limited regulatory supervision. Since the Fund will need to effect some or all of its securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a limited number of brokerage firms. In the event of the insolvency of an Indian brokerage firm, the Fund may lose some or all of the assets held by that brokerage firm as collateral or otherwise.

The Fund may, directly or through such brokerage firm, use a professional central counterparty to enter into securities transactions to reduce its exposure to market counterparties. Such central counterparty may be subject to no or limited regulatory supervision. The Fund may suffer losses in the event of failure by a central counterparty, or other relevant market participants, to complete a transaction. In the event of the insolvency of a central counterparty, the Fund may lose some or all of the assets held by such counterparty as collateral or otherwise.

The Fund may hold its cash and securities with Indian banks and/or Indian depositaries, which may be recently established, new to the foreign custody business and subject to no or limited regulatory supervision. The Indian laws and regulatory system may not offer investors protection to the same standard as under similar laws in the U.S. or in the jurisdiction of other developed economies.

Under certain trading conditions, it may be difficult or impossible for the Fund to liquidate its position in an Indian security. This may occur, for example, at times of rapid price movement if the price rises or falls in one trading session to such an extent that under the rules of the relevant exchange trading of the relevant securities is suspended or restricted.

The Indian government has exercised, and continues to exercise, significant influence over many aspects of the Indian economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and therefore the Indian economy is more susceptible to adverse changes in weather. Furthermore, monsoons and other natural disasters in India and surrounding regions also can affect the value of the Fund’s investments.

Inflation in India remains at very high levels. High inflation may lead to the adoption of corrective measures designed to moderate growth, regulate prices of staples and other commodities and otherwise contain inflation. Such measures could inhibit economic activity in India and adversely affect the Fund’s investments. Inflation may also directly affect the investee companies by increasing operating costs and/or reducing the returns from such investments. In addition, high inflation may adversely affect the taxation of Indian investee companies. Uncertainty regarding inflation and currency exchange rates, as well as the possibility that future harmful political actions will be taken by the Indian government and the existence of religious and ethnic unrest, could negatively impact the Indian economy, which likely would adversely affect the performance of the Indian companies in which the Fund invests.

Foreign investment in securities of issuers located or operating in India may be limited or prevented at times due to the limits on foreign ownership imposed by the RBI and the monitoring of foreign holdings and periodic announcement of current foreign ownership limitations and changes to such limits by the SEBI. In addition, certain restrictions on foreign investment may decrease the liquidity of the Fund’s portfolio or inhibit the Fund’s ability to track the Underlying Index. The Fund may be unable to buy or sell securities or receive full value for such securities.

Additionally, investment in India may be subject to a greater degree of risk associated with governmental approval in

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connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if India’s balance of payments declines, the government may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Subsidiary of any restrictions on investments. The RBI has expressed concerns on the unprecedented inflow of foreign investments much beyond India’s current account deficits. As a measure for containment, it has indicated that a shift towards a capital controls regime could be considered. There is a potential risk of how such capital control will be affected, for example, by way of a transaction tax, tightening the sector-wise caps for foreign ownership, regulating the instruments by which foreign investments are structured, or otherwise. Any such capital controls regime may inhibit the Fund’s ability to track the Underlying Index and may adversely affect the Fund’s investments. Furthermore, investments in India may require the Fund and/or Subsidiary to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund or the Subsidiary.

Securities laws in India are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, new or amended laws and regulations may adversely affect foreign investors. The laws relating to limited liability of corporate shareholders, fiduciary duties of officers and directors and the bankruptcy of state enterprises generally are less developed than or different from such laws in the U.S. In addition, it may be difficult to obtain and enforce a judgment in a court in India, including in a case where there is a default with respect to the security of an Indian issuer or with respect to any other claim that the Fund may have against an issuer or its directors and officers. Even if the Fund initiates a suit against the issuer in a U.S. court, it may not be possible for the Fund to effect service of process in India. Furthermore, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in India. In addition, a party seeking to enforce a foreign judgment in India also is required to obtain approval from the RBI to execute such judgment to repatriate any amount recovered outside of India.

There is less governmental regulation of the securities industry in India than in the U.S. Indian issuers are subject to less regulation and scrutiny with regard to financial reporting, accounting and auditing than U.S. companies. Therefore, information regarding Indian corporations may be less reliable and all material information may not be available to the Fund.

Settlement of securities transactions in India is subject to risk of loss, may be delayed and generally is less efficient than in the U.S. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in the Indian market, the Fund’s ability to redeem Shares likewise could become impaired. Each of these events could have a negative impact on the liquidity and value of the Fund’s investments. To mitigate these risks, the Fund may maintain a higher cash position than it otherwise would, or the Fund may have to sell more liquid securities that it would not otherwise choose to sell, possibly diluting its return and inhibiting the Fund’s ability to track the Underlying Index.

The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in India are underdeveloped comparatively, and stockbrokers and other intermediaries may not perform as well as their counterparts in the U.S. and other more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India, and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. These and other factors could have a negative impact on the Fund’s performance.

Industry Concentration Risk

In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or industry groups or the market as a whole. Information about the Fund’s exposure to a particular industry or industry group is available in the Fund’s Annual and Semi-Annual Reports to Shareholders, as well as on required forms filed with the SEC.

Issuer-Specific Changes Risk

The performance of the Fund depends on the performance of individual securities. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Market Risk

Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term

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market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risk

The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process. Although the Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained by market makers or APs, that the Shares will continue to trade on any such exchange or that the Shares will continue to meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to the Fund’s NAV As a result, an investor could lose money over short or long periods. Further, a Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by a Fund), and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Additionally, in stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of the Shares and their underlying value.

Mauritius Instability Risk

As a developing country, Mauritius may be subject to political and/or economic volatility from time to time, which may make its legal and political structures more uncertain than the comparable structures in developed countries. Such instability could adversely impact the Subsidiary and the Fund. Changes in the laws of India and/or Mauritius could result in the Fund failing to operate as intended and could negatively affect the Fund.

Non-Correlation Risk

The Fund’s return may not match the return of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, if the Fund used a sampling approach, it may result in returns that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.

The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, because the

Fund issues or redeems Creation Units principally for cash, it incurs higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. The Fund may fair value certain of the securities held in its portfolio. To the extent the Fund calculates its NAV based on fair value prices, its ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, it may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index.

The Fund may not invest in certain securities included in the Underlying Index that are traded in India due to issues such as legal and regulatory rules and limitations imposed by India or other trading restrictions, costs or liquidity constraints. Liquidity constraints may also delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index. The Fund’s investments in ADRs and GDRs in an emerging market also may contribute to increased tracking error and non-correlation.

The Fund attempts to remain fully invested in those securities included in the Underlying Index. However, the Adviser may not fully invest the Fund at times, either as a result of cash flows into the Fund, to retain a reserve of cash to meet redemptions and expenses, or because of low assets.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund, the Subsidiary or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. Changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Regulatory Risk

The Subsidiary and the Fund are each registered as an FPI with the SEBI in order to have the ability to make and dispose of investments in Indian securities. There can be no assurances that the Fund and/or the Subsidiary will qualify or continue to qualify as FPIs by Indian regulatory authorities, and the loss of such qualifications could adversely impact the ability of the Fund and/or the Subsidiary to make and dispose of investments in India.

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Moreover, considering the Fund is incorporated in the United States and the Subsidiary is set up in Mauritius, there can be no assurance that the United States or Mauritius will continue to be considered jurisdictions under the FPI regulations eligible to invest in India under the FPI regime. The loss of such recognition by the United States or Mauritius could adversely impact the ability of the Fund and/or the Subsidiary to make further investments in India. The Subsidiary’s investments have been made in accordance with investment restrictions prescribed under the SEBI (Foreign Portfolio Investors) Regulations, 2014. If new policy announcements or regulations in India are made which require retrospective changes in the structure or operations of the Fund and/or the Subsidiary, these may adversely impact the performance of the Fund.

The general limit on the aggregate ownership by FPIs, such as the Fund and the Subsidiary, of the outstanding securities of Indian companies is 24%, which may be increased with the approval of the shareholders of such companies up to the foreign direct investment limit applicable to the sector to which the relevant Indian company belongs, or reduced to a level approved by the shareholders. However, many companies have applied for and received regulatory approval of higher limits, including, in a few cases, no limit at all. In addition to these aggregate ownership limits, the total ownership of any single FPI and its investor group in the equity shares of an Indian company must be less than 10% of the total issued capital of the company.

The Subsidiary holds a global business license issued by the Financial Services Commission of Mauritius, which is renewable annually. While it is expected that the global business license will be renewed as a matter of course, the renewal of the license by the Financial Services Commission of Mauritius is not guaranteed. Failure to renew the global business license could result in the Subsidiary being required to cease its activities taking place in Mauritius.

Small- and Mid-Capitalization Companies Risk

Although the securities in which the Fund invests represent the large-capitalization segment of the Indian securities market, these companies may be comparatively smaller than U.S. companies, and therefore the Fund is subject to small- and mid-capitalization company risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, small- and mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Smaller capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, small- and mid-capitalization companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Subsidiary Investment Risk

The Subsidiary holds a TRC in Mauritius, and accordingly the Fund expects that the Subsidiary should be eligible to claim the benefits of the Treaty. However, recent changes in the laws of India and/or Mauritius could prevent the Subsidiary from operating as intended and/or from continuing to qualify as a Mauritius resident for tax purposes; any such outcomes could negatively affect the Fund and its shareholders. Further changes in the provisions of the Treaty will result in the imposition of various taxes on the Subsidiary by India, thereby reducing the return to the Fund on its investments.

On May 10, 2016, the governments of India and Mauritius signed the 2016 Protocol, amending the Treaty to phase out the capital gains tax exemption available under the Treaty for investments in shares of companies which are tax residents of India. For shares of Indian companies acquired and transferred between April 1, 2017 and March 31, 2019, there will be concessional capital gain tax subject to the Subsidiary’s compliance with certain eligibility conditions set forth in the Treaty; after April 1, 2019, capital gains on shares acquired on or after April 1, 2017 will be taxed at India’s full domestic tax rate. This amendment could reduce the return to the Fund on its investments made through the Subsidiary on or after April 1, 2017. Capital gain arising on investments made in shares of a company resident in India on or before March 31, 2017 shall be eligible for treaty exemption, subject to compliance with eligibility conditions by the Subsidiary, even if gain arises on or after April 1, 2017. The 2016 Protocol has not made any changes to the Treaty regarding capital gain arising to a tax resident of Mauritius on capital assets other than shares of a company resident in India. No assurance can be given that the terms of such amendment will not be subject to interpretation and/or renegotiation or that the Treaty will not be subject to further renegotiation in the future, which could reduce the return of the Fund on its investment made through the Subsidiary. Any further change in the provision of the Treaty or in its applicability to the Subsidiary could result in imposition of additional withholding and other taxes by the tax authorities in India and could further reduce the return of the Fund.

Tax Risk

The Subsidiary is a wholly-owned subsidiary of the Fund. The Fund expects that the Subsidiary, being incorporated in Mauritius, may be eligible to receive certain benefits from favorable tax treatment by the Indian government pursuant to the Treaty. The Supreme Court of India has upheld the validity of the Treaty in response to a challenge in a lower court contesting the Treaty’s applicability to entities such as the Subsidiary; however, there can be no assurance that any future challenge will result in a favorable outcome. In addition, if India and Mauritius were to further re-negotiate the Treaty, such a change may affect the tax treatment of investments by Mauritius-based companies, such as the Subsidiary, in India.

While the Subsidiary currently holds a TRC in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal would be granted by the Mauritius Revenue

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Authority. Were the Subsidiary be found not to be a tax resident in Mauritius, the Subsidiary would no longer be eligible for the benefits under certain tax treaties, which consequently may have an adverse impact on the taxability of the Subsidiary and the returns to the Fund’s investors.

The ITA provides that, to claim any relief under the Treaty, an entity must hold a valid TRC and also provide to Indian tax authorities such other information and documents as may be prescribed under the ITA. Further, the place of effective management of such entity must be situated outside of India. The ITA defines the “place of effective management” to mean a place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are, in substance made. In the absence of a TRC and other information or documents as may be prescribed, the Subsidiary would not be eligible for the benefits under the Treaty.

Indian tax authorities recently have adopted an aggressive position towards claims of tax exemptions available under tax treaties, and often challenge claims for various reasons (for example, lack of substance in the relevant entity). If the Indian tax authorities were to allege that the benefits under the Treaty were not available to the Subsidiary, they may attempt to deny the benefit of any tax exemption to the Subsidiary that may be available under the Treaty.

The Fund intends to elect to “pass-through” to the Fund’s shareholders—as a deduction or credit—the amount of foreign taxes paid by the Fund. The taxes passed-through to shareholders are included in each shareholder’s income. Certain shareholders, including some non-U.S. shareholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit or be eligible to be passed through to shareholders.

Indian tax law provides for certain provisions (“Indirect Transfer Provisions”) for the levy of capital gains tax on income arising through the transfer of shares in a company organized outside of India that derives, directly or indirectly, its value substantially from assets located in India, subject to certain exceptions. India has clarified that dividends declared and paid by a foreign company in respect of shares which derive their value substantially from assets situated in India would not be taxable in India by virtue of the Indirect Transfer Provisions.

The transfer of the Shares of the Fund or the Subsidiary could be taxable in India if the Shares of the Fund or the Subsidiary derive their value, directly or indirectly, substantially from assets located in India. In a case where all the assets owned by the Fund or the Subsidiary are not located in India, the taxation of gains will be on proportional basis to be determined as per prescribed rules. Further, this will generally be subject to benefits available, if any, under an applicable tax treaty.

The Indian GAAR took effect April 1, 2017, and gains from investments made on or after this date could be subject to GAAR. Under GAAR, the Indian tax authorities have been given the power to re-characterize or disregard any arrangement which qualifies as an IAA, which is an arrangement whose main purpose is to obtain a ‘tax benefit’ (e.g., a reduction or avoidance of tax that would be payable under the ITA). If any arrangement is determined by the Indian tax authorities to be an IAA, any benefits from a tax perspective available under the ITA may be eliminated, which may have a material adverse effect on the Fund’s or the Subsidiary’s business and financial conditions and results of operations. For more information, please see the section “Dividends, Other Distributions and Taxes—Mauritius Tax Status” in this Prospectus.

While the Fund believes that the activities of the Fund or the Subsidiary described in this Prospectus should not create a permanent establishment (“PE”) of the Fund or the Subsidiary in India, there may, however, be a risk that the Indian tax authorities claim that these activities could result in a PE of the Fund or the Subsidiary in India. If for any reason the activities are held to be a PE of the Subsidiary in India, then the profits of the Fund or the Subsidiary, as the case may be, to the extent attributable to the PE, could be subject to tax in India. Further, the benefits available to the Subsidiary under the Treaty relating to the capital gains tax exemption also may not be available if the gain arises from transfer of securities which form part of the business property of the PE of the Subsidiary in India and/or the gain pertains to alienation of such PE. In such a case, it appears that if the Fund or the Subsidiary is registered as a FPI, it may rely on the provisions of the ITA (if they are more favorable) to treat profit arising from transfer of securities (made in accordance with the regulations made under the SEBI Act) as capital gain.

Valuation Risk

Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk

The Fund will invest in securities of foreign issuers and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.

Non-Principal Investment Strategies

The Fund, after investing at least 90% of its total assets in securities of Indian companies that comprise the Underlying Index,

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as well as ADRs and GDRs that represent the securities in the Underlying Index, may invest its remaining assets in securities not included in the Underlying Index, in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), participation notes, other exchange-traded instruments, convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). The Fund may use convertible securities and structured notes to seek performance that corresponds to the Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately four business days (each day that the New York Stock Exchange, Inc. (“NYSE”) is open) for the Adviser to fully reflect the additions to, and deletions from, the Underlying Index in the portfolio composition of the Fund.

In accordance with 1940 Act rules, the Fund has adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in securities suggested by its name—that is, in securities of Indian companies (the “80% investment policy”). The Fund considers the securities suggested by its name to be those securities that comprise the Underlying Index. The Fund anticipates meeting its 80% investment policy because it is required to invest at least 90% of its total assets in securities of Indian companies that comprise its Underlying Index, as well as ADRs and GDRs that represent securities in the Underlying Index, in accordance with the Fund’s principal investment strategies and the terms of its exemptive relief.

The Fund’s investment objective and 80% investment policy each constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of Invesco India Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval, upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Fund are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Additional Risks of Investing in the Fund

The following provides additional risk information regarding investing in the Fund.

Convertible Securities Risk

A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Cybersecurity Risk

The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers, or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

Index Provider Risk

The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Index Rebalancing Risk

Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.

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Participation Note Risk

The Fund may invest a portion of its assets in P-notes. P-notes generally are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a P-note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-note typically does not receive voting rights as it would if it directly owned the underlying security. P-notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the Fund to counterparty risk, as discussed below.

Investments in P-notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-note, the Fund is relying on the creditworthiness of the counterparty issuing the P-note and has no rights under a P-note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investment due to the insolvency of a counterparty may be amplified because the Fund intends to purchase P-notes issued by as few as one issuer. In seeking to limit its counterparty risk, the Fund will limit its investment in P-notes of any one issuer to $5 million at the time of purchase and to counterparties who meet the creditworthiness standard required of issuers whose securities are eligible for investment by money market funds. P-notes also include transaction costs in addition to those applicable to a direct investment in Indian securities. The FPI regulations also prescribe certain conditions, eligibility criteria and disclosure and reporting requirements for the Fund to deal in offshore derivative instruments (including P-notes), which are issued against underlying Indian securities (“ODIs”) issued by FPIs. Failure by the Fund to meet the prescribed eligibility criteria or adhere to the disclosure and/or reporting requirements under the FPI regulations could adversely impact the ability of the Fund to subscribe to P-notes. In addition, the Fund’s use of P-notes may cause the Fund’s performance to deviate from the performance of the portion of the Underlying Index to which the Fund is gaining exposure through the use of P-notes.

Moreover, the Fund’s investments in ODIs will also be aggregated with any direct investments by the Fund in equity securities for determining the total ownership by an FPI and its investor group in the equity shares of an Indian company, which must be below 10% as per the FPI regulations.

The Subsidiary does not presently meet the criteria prescribed under the FPI regulations for issuing, subscribing to, or otherwise dealing in, ODIs, and accordingly, will not be able to invest in or issue ODIs (including P-notes).

Due to liquidity and transfer restrictions, the secondary markets on which P-notes are traded may be less liquid than the markets for other securities, or may be completely illiquid, which may lead to the absence of readily available market quotations for securities in the Fund’s portfolio and which also may lead to delays in the redemption of Shares. In addition, the ability of the Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures (through fair value procedures adopted by the Board) may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it nevertheless may be more difficult for the Fund to assign accurately a daily value to such securities.

Repurchase Agreements Risk

Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

Shares May Trade at Prices Different than NAV Risk

The NAV of the Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares generally will fluctuate in accordance with changes in the Fund’s NAV, as well as the relative supply of and demand for the Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related, but not identical, to the same forces influencing the prices of the securities of the Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Structured Notes Risk

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.

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Trading Issues Risk

Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at their closing NAV per share, the Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally for cash in Creation Units at each day’s next calculated NAV. Because the Fund will create and redeem shares principally in cash, investments in the Fund’s shares will not typically gain the tax-advantaged benefits associated with exchange-traded funds that create and redeem shares principally in-kind. Such in-kind arrangements are designed to protect shareholders from the adverse effects on a fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund and exchange-traded funds that do not effect transactions principally in-kind, redemptions can have an adverse tax impact on taxable shareholders because the fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the fund, whereas an in-kind redemption mechanism generally will not lead to a tax event for the Fund (to the extent it uses in-kind redemptions) or its shareholders.

The Fund may be required to distribute any gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Trust’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund

Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Adviser serves as the investment adviser to the Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, a family of ETFs with combined assets under management of approximately $110.5 billion as of January 31, 2019. The Trust currently is comprised of one series, the Invesco India ETF.

As the Fund’s and the Subsidiary’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s and Subsidiary’s investments, managing the Fund’s and Subsidiary’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

Portfolio Managers

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of the Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (collectively, with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund. In managing the Fund, Mr. Hubbard receives management assistance from Michael Jeanette and Tony Seisser. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard is a Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007 and has been associated with the Adviser since 2005.

Michael Jeanette is a Senior Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since February 2015. Mr. Jeanette has been a Portfolio Manager of the Adviser since 2008 and has been associated with the Adviser since 2005.

Tony Seisser is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since February 2015. Mr. Seisser has been associated with the Adviser since 2013.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

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Advisory Fees

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual unitary management fee equal to 0.78% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund and the Subsidiary, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the advisory fee, distribution fees, if any, brokerage expenses, taxes, interest and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any), and the Subsidiary pays for its distribution fees (if any), brokerage expenses, taxes, interest, litigation expenses and extraordinary expenses.

A discussion regarding the basis for the Board’s approval of the Trust’s Investment Advisory Agreement on behalf to the Fund is available in the Semi-Annual Report to shareholders for the period ended April 30, 2018.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares trade on NYSE Arca under the symbol “PIN.”

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per share, only in Creation Units or Creation Unit Aggregations, and in accordance with procedures described in the Trust’s SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one to four days after the AP’s redemption request is received, in accordance with the process set forth in the SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request (as discussed above) to pay an AP, all as permitted by the 1940 Act. The Fund tracks an underlying index composed of foreign securities and may pay out redemption proceeds up to 14 days after the receipt of a redemption request consistent with the Trust’s SEC exemptive relief. The Fund anticipates regularly meeting redemption requests principally for cash. However, the Fund reserves the right to pay redemption proceeds to an AP through in-kind redemptions, consistent with the Trust’s exemptive relief. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on NYSE Arca may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

The approximate value of Shares of the Fund, an amount representing on a per Share basis the sum of the current market price of the cash (“Deposit Cash”) or, during times when the Fund permits in-kind transactions, securities (“Deposit Securities”), accepted by the Fund in exchange for Shares of the Fund and any estimated cash component, is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. As the Indian markets close, the market value of the Deposit Cash or Deposit Securities, as applicable, will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15-second intervals. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to the accuracy of the approximate value. The value and return of the Underlying Index is calculated once each trading day by the Index Provider based on prices received from the Indian markets.

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Frequent Purchases and Redemptions of Shares

Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares of the Fund occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund. In recognition of the nature of the Fund’s investments and that Shares are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of the Code, and to avoid federal excise tax imposed on regulated investment companies.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

The Fund intends to qualify each year as a regulated investment company (RIC) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

•	The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.

•	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within the Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.

•	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund Shares.

•	A portion of income dividends paid by the fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term gain capital rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a normal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

•	The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

•	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

•	Any long-term or short-term capital gains realized on the sale of your Fund Shares will be subject to federal income tax.

•	A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

•	At the time you purchase your Fund Shares, the Fund’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

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•	By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

•	An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

•	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

•	Fund distributions and gains from sale of Fund Shares generally are subject to state and local income taxes.

•	If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

•	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.

•	Under the Foreign Account Tax Compliance Act (FATCA), a 30% tax withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations recently issued by the IRS on which the Fund may rely, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA. If a Fund invests in an underlying fund taxed as a RIC, please see any relevant section below for more information regarding the Fund’s investment in such underlying fund.

•	If the Fund invests in an underlying fund taxed as a RIC, please see any relevant section below for more information regarding the Fund’s investment in such underlying fund.

Taxes on Purchase and Redemption of Creation Units

To the extent that the Fund permits in-kind transactions, an AP that exchanges securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP’s aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss otherwise might not be deductible. Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local, and/or foreign tax on the Fund’s distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Indian Taxes

Gains arising on a transfer of Shares of the Fund or the Subsidiary will be taxable in India under the ITA if the Shares of the Fund or the Subsidiary, as the case may be, derive their value, directly or indirectly, substantially from assets located in India (the test for “substantial value” is that the value of Indian assets exceeds INR 100 million and constitutes 50% or more of the global assets

21

of the offshore entity), to be determined as per prescribed rules. In such a case, the payer would be required to withhold the applicable taxes. Further, this will generally be subject to benefits available, if any, under the applicable DTAA. The Indian government has, by way of a circular, clarified that dividends declared and paid by a foreign company in respect of shares which derive their value substantially from assets situated in India would not be taxable in India. In a case where all the assets owned by the relevant offshore entity are not located in India, the taxation of gains under the above provision, if any, will be on proportional basis, i.e., only such part of income will be taxable in India as is reasonably attributable to assets located in India and determined as per prescribed rules.

Under the ITA, a company is considered an Indian tax resident in any year where its place of effective management is in India. An Indian tax resident is subject to taxation in India on its worldwide income. However, the Fund expects that the place of effective management of the Fund and the Subsidiary will be outside of India and, as a result, the Fund expects that neither it nor the Subsidiary will be considered Indian residents for tax purposes.

Mauritius Tax Status

The Subsidiary, a wholly-owned subsidiary of the Trust, is a tax resident of Mauritius and, is incorporated in Mauritius. Further, the place of effective management of the Subsidiary is expected to be situated outside of India. Therefore, the Subsidiary is expected to be eligible for the benefits under the Treaty. The Subsidiary has been issued a Category 1 Global Business License by the Financial Services Commission of Mauritius. The Subsidiary also has applied for and obtained a TRC from the Mauritius Revenue Authority for the purpose of the Treaty. The TRC is issued for a period of one year and thereafter renewable annually.

The ITA provides that for a non-resident entity to claim any relief under the Treaty it must hold a valid TRC and also provide to Indian tax authorities such other information and documents prescribed under the ITA. In the absence of a TRC and other information or documents as may be prescribed, the Subsidiary would not be eligible for the benefits under the Treaty.

Indian tax authorities have been adopting an aggressive position towards claims of tax exemptions available under tax treaties, and often challenge such claims. If the Indian tax authorities were to allege that the benefits under the Treaty were not available to the Subsidiary, they may attempt to deny the benefit of any tax exemption to the Subsidiary that may be available under the Treaty.

The Subsidiary is subject to tax in Mauritius at the rate of 15% on its net income. However, the Subsidiary will be entitled to a tax credit for foreign tax on its income that is not derived from Mauritius against the Mauritian tax computed by reference to that same income. If no written evidence is presented to the Mauritius Revenue Authority showing the amount of foreign tax charged on income derived by the Subsidiary outside of Mauritius, the amount of the foreign tax will be presumed conclusively to be equal to 80% of the Mauritian tax chargeable with respect to that income, which could reduce the rate of tax effectively to 3%. Further, the Subsidiary is not subject to capital gains tax in Mauritius nor is it liable to income tax on any gains from sale of units or securities. Any dividends and redemption proceeds paid by the Subsidiary to the Fund are exempt from Mauritius tax.

Provided that the Subsidiary is registered as an FPI, and does not have a permanent establishment in India, the tax treatment in India of income derived by the Subsidiary is as follows (all tax rates indicated below are exclusive of applicable surcharges and health and education cess):

(i)

capital gains are not subject to tax in India by virtue of certain provisions of the Treaty unless the same form part of the business property of a PE of the Subsidiary in India and/or the same pertains to alienation of such PE provided that the Subsidiary is a resident of Mauritius for taxation purposes holding a valid TRC issued by the Mauritian authorities, and is eligible to avail itself of the benefits under the Treaty (this is subject to the 2016 Protocol discussed below);

(ii)	dividends from Indian companies on which dividend distribution tax (“DDT”) has been paid are distributed to the Subsidiary free of Indian tax;

(iii)

The ITA also provides for limited pass-through treatment to trusts registered as infrastructure investment trusts or real estate investment trusts under the SEBI Act, 1992 (collectively known as “Business Trusts”). The income of a Business Trust (except interest from a special purpose vehicle and rental income of a real estate investment trust) shall be taxable in the hands of the Business Trust at the applicable rates under the ITA and such income, on distribution, shall be exempt from tax in the hands of the unit holders;

(iv)

income distributed by an Indian company in the course of a buy-back of its shares (which are not listed on a recognized stock exchange in India) in accordance with the provisions of any law for the time being in force relating to companies on which additional income-tax has been paid by such Indian company will be exempt in the hands of the Subsidiary; and

(v)

any interest income earned on Indian securities is subject to withholding tax in India at the rate that may vary from 5% to 40% under the ITA, depending on the nature of the underlying debt security. Under the 2016 Protocol to the Treaty, the Indian withholding tax rate on interest payments made to a Mauritian tax resident will be 7.5% with respect to interest arising on or after April 1, 2017. Accordingly, where the Subsidiary is a tax resident of Mauritius holding a valid TRC issued by the Mauritian authorities, and is eligible to avail itself of the benefits under the Treaty, interest income arising on or after April 1, 2017 on loans made or debt securities held in India will generally be subject to a 7.5% withholding tax on the gross amount of such interest income.

Protocol to the Treaty

Pursuant to the 2016 Protocol to the Treaty, the capital gains tax exemption in respect of transfer of shares of companies resident in India has been restricted to shares acquired up to March 31, 2017; and there will be no capital gain tax exemption in India on shares of a company resident in India acquired on or after April 1, 2017. Capital gain arising on investments made in shares of a company resident in India on or before March 31, 2017 shall be eligible for treaty exemption, subject to compliance

22

with eligibility conditions, even if gain arises on or after April 1, 2017. The Protocol has not made any changes to the Treaty regarding capital gain arising to a tax resident of Mauritius on capital assets other than shares of a company resident in India. The withdrawal of the capital gain tax exemption under the Treaty on shares of companies resident in India acquired on or after April 1, 2017, as per the 2016 Protocol, will be in a phased manner as explained below:

(a)

Capital gains arising on or after April 1, 2017 until March 31, 2019 (“Transition Period”): Capital gain arising during the Transition Period will be taxed at 50% of the applicable domestic tax rate subject to fulfillment of certain conditions contained in the 2016 Protocol which will reduce the Fund’s returns.

(b)	Capital gain arising on or after April 1, 2019: Capital gains arising after the Transition Period will be taxed in India as per India’s domestic tax law which will reduce the Fund’s returns.

The ITA requires any person who is in receipt of income on which tax is deductible under the provisions of the ITA to furnish its PAN (issued by the Indian tax authorities) to the person responsible for deducting such tax. Where PAN is not furnished, taxes will be withheld at the rate of 20% or at the rate/rates in force or at the rate specified in the relevant provisions of the ITA, whichever is higher.

In the case of payments to non-residents, such withholding tax rate of 20% would not apply (a) in the case of interest on long-term bonds issued by an Indian company which fulfill prescribed conditions, and (b) in the case of certain other payments upon furnishing of prescribed alternative documentation by the non-resident).

The Subsidiary shall endeavor to (i) comply with the requirements of the Treaty, (ii) be a tax resident of Mauritius and (iii) maintain its place of effective management outside India, and therefore the Fund’s management believes that the Subsidiary should be eligible to obtain the benefits of the Treaty. However, there can be no assurance that the Subsidiary will be able to obtain a renewal of its TRC in the future.

While the validity of the Treaty and its applicability to entities such as the Subsidiary has been upheld by the Supreme Court of India, no assurance can be given that the terms of the Treaty will not be subject to re-interpretation and further re-negotiation in the future, and any resulting changes to the Treaty could change India’s tax treatment of investments by Mauritius-based companies such as the Subsidiary. Any change in the Treaty’s application could have a material adverse effect on the returns of the Fund on investments made through the Subsidiary. Further, it is possible that the Indian tax authorities may seek to take the position that the Subsidiary is not entitled to the benefits of the Treaty.

Where the Subsidiary is exposed to a PE in India, then the income of the Subsidiary attributable to such PE of the Subsidiary will be taxable in India on a net income basis at the rate of 40% (plus applicable surcharge and education cess). In such a case, the Subsidiary, as an FPI, may rely on the provisions of the ITA (if they are more favorable) to treat profit arising from transfer of securities (made in accordance with the regulations made under the SEBI Act) as capital gain which would be taxable at the applicable rates under the ITA. The Fund expects that the Subsidiary will operate in a manner that will not cause them to be treated as having a PE in India, and the entities intend to take the position that there would be no PE in India.

The ITA provides that any investment in securities made by FPIs in accordance with the regulations under SEBI will be treated as a capital asset. Consequently, any income arising from the transfer of securities by FPIs will generally be characterized as capital gains. The tax consequences for the Fund as an FPI under the provisions of the ITA, or in the event that the benefits of the Treaty are not available to the Subsidiary, would be as follows (all tax rates are exclusive of applicable surcharges and health1 and education cess):

(i)	Dividends from Indian companies on which DDT has been paid are distributed to the Subsidiary free of Indian tax;

(ii)

The ITA also provides for limited pass-through treatment to Business Trusts. The income of a Business Trust (except interest from a special purpose vehicle and rental income of a real estate investment trust) shall be taxable in the hands of the Business Trust at the applicable rates under the ITA and such income, on distribution, shall be exempt from tax in the hands of the unit holders;

(iii)

Income distributed by an Indian company in the course of a buy-back of its shares (which are not listed on a recognized stock exchange in India) in accordance with the provisions of any law for the time being in force relating to companies on which additional income tax has been paid by such Indian company will be exempt in the hands of the Subsidiary; and

(iv)

any interest income earned on Indian securities is subject to withholding tax in India at the rate that may vary from 5% to 40% under the ITA, depending on the nature of the underlying debt security. The withholding tax rate on interest under the India-US DTAA is generally 15%. In certain circumstances, where the Fund does not have a permanent account number (PAN) allotted by the Indian tax authorities or does not furnish prescribed alternate documentation, the tax withholding rate may become 20% even if a lower rate applies.

(v)

Capital gains from the sale of listed Indian equity shares or units of an equity oriented mutual fund held for twelve months or less would be taxed as short-term capital gains at the rate of 15%, provided the Securities Transaction Tax (“STT”) (as discussed below) has been paid;

(vi)

Capital gains arising until March 31, 2018 from the sale of listed Indian equity shares or units of an equity oriented mutual fund held for more than twelve months would be exempt from tax in India provided the STT has been paid as applicable. However, any gain in excess of INR 0.1 million, realized on or after April 01, 2018, on the sale of listed Indian equity shares or units of an equity oriented mutual fund on a stock exchange held for more than twelve months will generally be subject to long-term capital gains tax in India at the rate of 10% provided the STT has been paid as applicable. Computation of said gains would be subject to the grandfathering provisions;

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(vii)

Capital gains arising from the sale of unlisted equity shares part of an initial public offer for sale where such shares are subsequently listed on a recognized stock exchange in India held for twenty-four months or less, will be taxed as short-term capital gains at the rate of 15% provided the STT has been paid;

(viii)

Capital gains arising till March 31, 2018 from the sale of unlisted equity shares part of an initial public offer for sale where such shares are subsequently listed on a recognized stock exchange in India held for more than twenty four months would be exempt from tax in India provided the STT has been paid as applicable, However, any gain in excess of INR 0.1 million, realized on or after April 01, 2018, from the sale of unlisted equity shares part of an initial public offer for sale where such shares are subsequently listed on a recognized stock exchange in India held for more than twenty four months will generally be subject to long-term capital gains tax in India at the rate of 10% provided the STT has been paid as applicable. It is currently not clear whether the grandfathering provisions would apply to such shares and if yes, how the same would work;

(ix)

Capital gains arising from the sale of unlisted units of a Business Trust which are acquired in exchange of shares of a special purpose vehicle, under an offer for sale to the public included in an initial offer and where such units are subsequently listed on a recognized stock exchange or listed units of a Business Trust, held for thirty-six months or less, will be taxed as short-term capital gains at the rate of 15% provided the STT has been paid;

(x)

Capital gains arising until March 31, 2018 from the sale of unlisted units of a Business Trust which are acquired in exchange of shares of a special purpose vehicle, under an offer for sale to the public included in an initial offer and where such units are subsequently listed on a recognized stock exchange or listed units of a Business Trust, held for more than thirty-six months would be exempt from tax in India provided the STT has been paid. However, any gain in excess of INR 0.1 million, realized on or after April 1, 2018, from the sale of unlisted units of a Business Trust which are acquired in exchange of shares of a special purpose vehicle, under an offer for sale to the public included in an initial offer and where such units are subsequently listed on a recognized stock exchange or listed units of a Business Trust held for more than thirty six months will generally be subject to long-term capital gains tax in India at the rate of 10% provided the STT has been paid. Computation of said gains would be subject to the grandfathering provisions;

(xi)

Capital gains from the sale of listed Indian securities (other than a unit) not executed on the stock exchange, units of an equity oriented mutual fund not executed on the stock exchange and not sold to the mutual fund, unit of the Unit Trust of India, or zero coupon bond held for twelve months or less would be taxed at the rate of 30% and those held for more than twelve months would be taxed at the rate of 10%;

(xii)

Capital gains arising from the transfer of foreign currency convertible bonds, GDRs or ADRs (issued against shares of companies listed in India) outside India between non-resident investors, would not be subject to tax in India;

(xiii)

Capital gains from the disposal of listed shares acquired on redemption of GDRs or ADRs would be treated as short-term if such shares are held for less than or equal to 12 months prior to disposal (and taxed as discussed above) and long-term if such shares are held for more than 12 months prior to disposal (and taxed as discussed above);

(xiv)

Capital gains arising from the sale of unlisted shares other than those specified above held for 24 months or less will be taxed at the rate of 30% and those held for more than 24 months shall be taxed at the rate of 10%; and

(xv)

Additionally, capital gains arising from the sale of securities other than those specified above held for 36 months or less will be taxed at the rate of 30% and those held for more than 36 months shall be taxed at the rate of 10%.

Should the Subsidiary be unable to avail itself of the benefits under the Treaty, any Indian capital gains tax payable by the Subsidiary, as an FPI, will be payable by the Subsidiary directly to the account of the Government of India.

Regardless of the application of the Treaty, all transactions entered on a recognized stock exchange in India are subject to the STT, which is levied on the value of a transaction at rates ranging from 0.001% to 0.2%, depending on the nature of the investment. STT is not allowed to be deducted from capital gains.

Subject to benefits available under an applicable tax treaty, pursuant to the provisions of the ITA, if the tax payable by a company is less than 18.5% of its book profits, such company will be liable to pay the Minimum Alternate Tax (“MAT”) at the rate of 18.5% (plus applicable surcharge and health and education cess) of such book profits.

MAT shall not be applicable to a foreign company (including a FPI) if:

(i)	the foreign company is a resident of a country having a DTAA with India and such foreign company does not have a permanent establishment within the definition of the term in the relevant DTAA, or

(ii)	the foreign company is a resident of a country which does not have a tax treaty with India and such foreign company is not required to seek registration under Indian law.

The Indian general anti-avoidance rules (“GAAR”) as contained in the ITA have come into effect from April 1, 2017. Under GAAR, the Indian tax authorities have been given the power to disregard any arrangement which is considered an ‘impermissible avoidance arrangement’ (“IAA”)—that is, an arrangement whose main purpose is to obtain a tax benefit. If any arrangement were determined to be an IAA, any tax benefits available under the ITA may be eliminated, thereby adversely affecting the Fund’s or the Subsidiary’s business and financial conditions. The GAAR provisions shall be applied in accordance with the prescribed guidelines and subject to prescribed conditions. Rules 10U to 10UC in the Income-tax Rules 1962 governing application of GAAR, provide that GAAR shall not apply, inter alia, to:

•	arrangements where the aggregate tax benefit in a relevant taxation year, to all the parties involved, does not exceed INR 30 million;

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•	any income or gains on transfer, accruing, arising or deemed to accrue or arise to any person from investments made prior to April 1, 2017;

•	FPIs who are assesses under the ITA, and who do not avail itself of the benefits under the applicable DTAA and have invested in listed or unlisted securities in accordance with the SEBI (Foreign Institutional Investors) Regulations, 1995 and/or any other applicable regulations; and

•	Non-residents of India where the investments were made by the non-resident through an offshore derivative instrument or otherwise, directly or indirectly, in a foreign institutional investor/Category 1 or Category II FPI.

Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Subsidiary and thus reduce the return to Fund shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.

Prospective investors are urged to consult their own tax advisors with respect to their own tax situations and the tax consequences in respect of their investment in the Fund.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates and determines the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than trade date plus one day. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange (except convertible securities) are generally valued at the last sales price or official closing price that day as of the close of the exchange where the security primarily is traded. Securities included in the Underlying Index trade on the BSE Ltd. (“Bombay Stock Exchange”) or the National Stock Exchange of India. Due to the time difference between the United States and

India, securities on these exchanges will not trade at times when Shares of the Fund will trade. Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they will be valued at the last sale or official closing price on the exchanges on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Debt obligations (including convertible securities) and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Certain securities may not be listed on an exchange; typically, those securities are bought and sold by institutional investors in individually negotiated private transactions. Such securities, as well as listed securities whose market price is not readily available, will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Accordingly, the Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect the Fund’s ability to track its Underlying Index. With respect to the securities in the Underlying Index, the value of the Fund’s portfolio securities will change at times when you will not be able to purchase or sell your Shares.

Because securities included in the Underlying Index are not traded while the Fund’s NAV is calculated, changes in the value of the Fund’s investments in Indian securities that are calculated and disseminated throughout the trading day will reflect changes in exchange rates between the Indian rupee and the U.S. dollar and will not reflect changes in the market prices of such securities.

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Fund Service Providers

BNYM, 240 Greenwich Street, New York, NY 10286, is the administrator, custodian and fund accounting and transfer agent for the Fund. International Financial Services Limited, IFS Court, Bank Street, TwentyEight Cybercity, Ebene 72201, Republic of Mauritius, serves as the Subsidiary’s Mauritius administrator.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606 and 1250 Connecticut Avenue, N.W., Suite 500, Washington, D.C. 20036, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and performs other related audit services.

Financial Highlights

The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report for the fiscal year ended October 31, 2018, and which is available upon request.

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Invesco India ETF (PIN)

	For the Year Ended October 31,

	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value at beginning year	$25.58	$20.79	$20.11	$22.47	$17.54
Net investment income(a)	0.28	0.27	0.22	0.17	0.22
Net realized and unrealized gain (loss)	(3.63)	4.76	0.67	(2.41)	4.89
Total from investment operations	(3.35)	5.03	0.89	(2.24)	5.11
Distributions to shareholders from:
Net investment income	—	(0.28)	(0.22)	(0.15)	(0.19)
Transaction fees(a)	0.01	0.04	0.01	0.03	0.01
Net asset value at end of year	$22.24	$25.58	$20.79	$20.11	$22.47
Market price at end of year(b)	$22.06	$25.62	$20.76	$19.91	$22.58
Net Asset Value Total Return(c)	(13.06)%	24.52%	4.57%	(9.88)%	29.30%
Market Price Total Return(c)	(13.90)%	24.89%	5.47%	(11.21)%	31.66%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$200,175	$292,870	$422,046	$474,687	$566,343
Ratio to average net assets of:
Expenses	0.82%	0.79%	0.80%	0.82%	0.85%
Net investment income	1.12%	1.22%	1.15%	0.78%	1.14%
Portfolio turnover rate(d)	27%	27%	39%	68%	49%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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Index Provider

No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.

Indus Advisors LLC, the Index Provider, is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Underlying Index. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.

Disclaimers

The Index Provider’s only relationship to the Adviser, the Fund or the Distributor is the Index Provider’s licensing to the Adviser of certain Indus trademarks, the Underlying Index and trade names, which are composed by the Index Provider without regard to the Adviser, the Fund, the Distributor or any investor. Indus makes no warranty or representation regarding the advisability of purchasing, holding or trading this product.

The Index Provider does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Index Provider shall have no liability for any errors, omissions, or interruptions therein. The Index Provider makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Index Provider makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Provider have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

MAURITIUS

The following disclosure is being added to comply with Mauritius law. The Fund invests its assets, in whole or in part, in the Subsidiary, Invesco Mauritius, a private company limited by shares incorporated in Mauritius. Invesco Mauritius has qualified to be authorized as an “Expert Fund” under the Regulations of the Mauritius Financial Services Commission. These Regulations provide that only “expert investors” may invest in the Expert Fund. An “expert investor” is an investor that makes an initial investment, for his own account, of not less than $100,000 or is a sophisticated investor as defined in the Securities Act of 2005 or any similarly defined investor in any other securities legislation. Neither investors in Invesco Mauritius nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Subsidiary’s or the Fund’s failure.

The Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Subsidiary or the Fund.

INDIA

The following disclosure is being added to comply with Indian Law. THE INFORMATION CONTAINED HEREIN IS NOT IN THE FORM OF A PROSPECTUS OR A STATEMENT IN LIEU OF PROSPECTUS AS PER THE PROVISIONS OF THE (INDIAN) COMPANIES ACT, 1956 OR THE (INDIAN) COMPANIES ACT, 2013 AND HAS NOT BEEN OR WILL NOT BE REGISTERED AS A PROSPECTUS OR A STATEMENT IN LIEU OF PROSPECTUS. THE INFORMATION SET OUT HEREIN DOES NOT CONSTITUTE, AND MAY NOT BE USED FOR OR IN CONNECTION WITH, AN OFFER OR SOLICITATION TO DO BUSINESS OR PURCHASE ANY SECURITIES OR OWNERSHIP INTERESTS BY ANY PERSON IN INDIA OR IN ANY OTHER JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. INVESTMENTS IN THE FUND MAY NOT BE ACCEPTED BY OR HELD BY A PERSON WHO IS A PERSON RESIDENT IN INDIA, OR A PERSON WHO IS DIRECTLY OR INDIRECTLY CONTROLLED BY A PERSON RESIDENT IN INDIA (COLLECTIVELY, “RESTRICTED ENTITIES”). THIS RESTRICTION APPLIES TO ANYONE WHO IS CURRENTLY A RESTRICTED ENTITY OR BECOMES A RESTRICTED ENTITY IN THE FUTURE. “PERSON RESIDENT IN INDIA” MEANS (1) A PERSON RESIDING IN INDIA FOR MORE THAN 182 DAYS DURING THE COURSE OF THE PRECEDING FINANCIAL YEAR. BUT DOES NOT INCLUDE (A) A PERSON WHO HAS GONE OUT OF INDIA OR WHO STAYS OUTSIDE INDIA: (I) FOR OR ON TAKING UP EMPLOYMENT OUTSIDE INDIA; (II) FOR CARRYING ON OUTSIDE INDIA A BUSINESS OR VOCATION; OR (III) FOR ANY OTHER PURPOSE, IN SUCH CIRCUMSTANCES AS WOULD INDICATE HIS INTENTION TO STAY OUTSIDE INDIA FOR AN UNCERTAIN

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PERIOD; OR (B) A PERSON WHO HAS COME TO OR STAYS IN INDIA, EXCEPT: (I) FOR OR ON TAKING UP EMPLOYMENT IN INDIA; (II) FOR CARRYING ON IN INDIA A BUSINESS OR VOCATION; OR (III) FOR ANY OTHER PURPOSE, IN SUCH CIRCUMSTANCES AS WOULD INDICATE HIS INTENTION TO STAY IN INDIA FOR AN UNCERTAIN PERIOD; (2) ANY PERSON OR BODY CORPORATE REGISTERED OR INCORPORATED IN INDIA; (3) AN OFFICE, BRANCH OR AGENCY IN INDIA OWNED OR CONTROLLED BY A PERSON RESIDENT OUTSIDE INDIA; OR (4) AN OFFICE, BRANCH OR AGENCY OUTSIDE INDIA OWNED OR CONTROLLED BY A PERSON RESIDENT IN INDIA.

Premium/Discount Information

Information on the daily NAV per Share can be found at www.invesco.com/ETFs. Additionally, information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters is available at www.invesco.com/ETFs.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into a participation agreement with the Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, the Fund is permitted pursuant to an SEC exemptive order to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If the Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual

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Report and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1.800.983.0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	Invesco India Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.invesco.com/ETFs

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-22147.

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Invesco India Exchange-Trade Fund Trust 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PIN-PRO-1	www.invesco.com/ETFs 800 983 0903 @Invesco

Investment Company Act File No. 811-22147

Invesco India Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2019

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated February 28, 2019, for the Invesco India Exchange-Traded Fund Trust (the “Trust” or “Registrant”), relating to the series of the Trust listed below, as it may be revised from time to time (the “Prospectus”).

Fund	Principal U.S. Listing Exchange	Ticker
Invesco India ETF	NYSE Arca, Inc.	PIN

Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements for the Fund contained in the Trust’s 2018 Annual Report and the related report of PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, are incorporated herein by reference in the section “Financial Statements.” No other portions of the Trust’s Annual Report are incorporated by reference herein.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on August 3, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of one series, the Invesco India ETF (the “Fund”). The Fund is “non-diversified,” and as such, the Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Fund are referred to in this SAI as “Shares.”

The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of the Indus India Index (the “Underlying Index”). Invesco Capital Management LLC (the “Adviser”), a wholly-owned subsidiary of Invesco Ltd., manages the Fund.

The Fund issues and redeems Shares at net asset value (“NAV”) only in aggregations of 50,000 Shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The Fund issues and redeems Creation Units principally for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus certain transaction fees; however, the Fund also reserves the right to permit or require Creation Units to be issued or redeemed in exchange for a designated basket of securities (the “Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”).

If the Fund were to permit or require Creation Units to be issued in-kind in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. To offset the added brokerage and other transaction costs the Fund incurs with using cash to purchase the requisite Deposit Securities, the Fund, during each instance of cash creations or redemptions, may impose transaction fees that generally are higher than the transaction fees associated with in-kind creations or redemptions. For more information, see the section below titled “Creation and Redemption of Creation Unit Aggregations.”

Shares of the Fund are listed and trade throughout the day on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Shares trade on the Exchange at market prices that may be below, at or above NAV. In the event of the liquidation of the Fund, the Trust may decrease the number of Shares in a Creation Unit.

EXCHANGE LISTING AND TRADING

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of the Shares. The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares; (ii) the value of the Fund’s Underlying Index no longer is calculated or available; (iii) the Fund’s Underlying Index fails to meet certain continued listing standards of the Exchange; (iv) the “intraday indicative value” (“IIV”) of the Fund is no longer calculated or available; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price level of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

In order to provide additional information regarding the indicative value of Shares of the Fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IIV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

The Fund is not sponsored, endorsed, or promoted by the Exchange or its affiliates. The Exchange and its affiliates make no representation or warranty, express or implied, to the owners of the Shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of an Underlying Index, nor in the determination of the timing of prices of, or quantities of the Shares of the Fund to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange and its affiliates have no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund.

The Exchange and its affiliates make no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund, owners of the Shares, or any other person or entity. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

INVESTMENT RESTRICTIONS

The Fund and its wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”) have adopted as fundamental policies the Fund’s and Subsidiary’s investment restrictions numbered (1) through (7) below. The Fund and Subsidiary, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3)  Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restrictions (2), (4)( iii) and (7), if the Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (2), (4)( iii) and (7), in the event that the Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less. Similar voting requirements apply with respect to a change in the fundamental investment policies of the Subsidiary. If the Fund, as an investor in the Subsidiary, is requested to vote on a change in the fundamental investment policies of the Subsidiary, the Fund will either call a meeting of its shareholders and will vote its shares in the Subsidiary in accordance with instructions it receives from its shareholders or otherwise vote as required under the 1940 Act.

In addition to the foregoing fundamental investment policies, the Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Trust (“Board”) without shareholder approval. The Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of the Fund is a non-fundamental policy that the Board can change without approval by shareholders upon 60 days’ prior written notice to shareholders.

In accordance with 1940 Act rules, the Fund has adopted a policy to invest, directly or indirectly through its investment in the Subsidiary, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities indicated by its name—that is, in securities of Indian companies (the “80% investment policy”). The Fund anticipates meeting its 80% investment policy because, pursuant to the requirements of its exemptive relief, the Fund, directly or indirectly through its investment in the Subsidiary, is required to invest at least 90% of its total assets in the securities included in its Underlying Index, all of which are securities of Indian companies, and American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that represent securities in the Underlying Index. The 80% investment policy is a non-fundamental policy. The Board may change the 80% investment policy without shareholder approval, upon 60 days’ prior written notice to shareholders.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The Fund seeks to achieve its investment objective by investing directly or indirectly through its Subsidiary, at least 90% of its total assets in securities of Indian companies that comprise the Underlying Index, as well as ADRs and GDRs that represent securities in the Underlying Index. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Subsidiary (whose management is overseen by its separate board of directors). The Fund operates as an index fund and is not actively managed. The Fund, through its investment in the Subsidiary, using an “indexing” investment approach, seeks to replicate, before fees and expenses, the performance of the Underlying Index, although the Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track the Underlying Index.

Investment Risks

A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus in the “Summary Information—Principal Risks of Investing in the Fund” and the “Additional Information About the Fund’s Strategies and Risks” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in the Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers’ change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Fund is not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the Fund’s portfolio unless the index provider removes the securities from the Underlying Index.

Correlation and Tracking Error.  Correlation measures the degree of association between the returns of the Fund and its Underlying Index. The Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at the Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to the Underlying Index’s average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of the Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.

An investment in the Fund also should be made with an understanding that the Fund, through its investment in the Subsidiary, will not be able to replicate exactly the performance of the Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind.

In addition, the use of a representative sampling approach (which may arise for a number of reasons, including a large number of securities within the Underlying Index, or the limited assets of the Fund) may cause the Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It also is possible that, for short periods of time, the Fund may not replicate fully the performance of the Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of the Fund may not exactly replicate the composition of the Underlying Index if the Fund has to deviate its portfolio holdings from the Underlying Index due to legal and regulatory rules and limitations imposed by India that limit the Fund’s ability to invest in the securities included in the Underlying Index and/or in order to continue to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Common Stocks and Other Equity Securities.  The Fund may invest in equity securities and common stocks. Holders of common stocks incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stock, which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Money Market Instruments.  The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime 1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies.  The Fund may invest in shares of other investment companies, which may include closed-end funds and exchange-traded funds. The investment companies in which the Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund’s investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund’s investment restrictions. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund’s assets may be indirectly exposed to that particular industry. The Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising an index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

The Fund may invest in the securities of other investment companies including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust in 2012 pursuant to Section 12(d)(1)(J) of the 1940 Act (the “2012 Order”). Absent such exemptive relief, the Fund’s investments in investment companies would be limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Under the pertinent terms of the 2012 Order, the Fund may invest in registered investment companies in excess of the 3% limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities held by the Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by the Adviser or its affiliates (as well as shares held by the Adviser and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and none of these entities (including the Fund) may individually or collectively exert a controlling influence over the acquired investment company. The Fund may not rely on the 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.

In addition, an affiliate of the Trust previously obtained exemptive relief in 2007 (which extends to the Trust) that allows other investment companies to acquire shares of the Fund in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. If the Fund relies on the 2012 Order, it will not enter into a participation agreement pursuant to the 2007 Order, and if the Fund has a signed participation agreement in effect pursuant to the 2007 Order, it will not rely on the 2012 Order.

Illiquid Securities.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance. The Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are held in illiquid securities or other illiquid assets. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide. Because the Fund issues and redeems Creation Units principally for cash, it may incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind.

Participation Notes and Derivative Instruments.  As per the Securities and Exchange Board of India’s (“SEBI”) disclosure norms governing issuance of offshore derivative instruments (including participation notes or such other derivative instruments whose value is directly linked to underlying Indian securities) (“ODIs”) by a foreign portfolio investor (“FPI”), an FPI is required to disclose to SEBI on a monthly basis in a prescribed format details of such instruments which include the names and the locations of persons to whom the offshore derivative instruments are issued; the nature and type of investors; the quantity and value of the offshore derivative instruments; and the underlying Indian securities. Information for each month has to be submitted within ten days following the end of the calendar month. In light of the above, if any FPI or its clients issue any offshore derivative instrument, the details of such investors will have to be disclosed by the FPI and accordingly will be required to file such disclosure with SEBI. FPIs that do not have any outstanding offshore derivatives are not required to make such filing. The issuer of an ODI is also required to maintain details of transfers of ODIs from one entity to another, and report such details to SEBI on a monthly basis.

As per the SEBI (Foreign Portfolio Investors) Regulations, 2014 (“FPI Regulations”), FIIs/FPIs are allowed to issue participation notes and ODIs only to those entities that meet certain conditions and eligibility criteria and also are regulated by an appropriate foreign regulatory authority upon compliance with ‘know your client’ norms. FPIs are also not permitted to issue, subscribe for or purchase any ODIs, directly or indirectly, to or from, Indian residents or Non Resident Indians (“NRIs”). Failure by the Fund to meet the prescribed eligibility criteria under the FPI Regulations could adversely impact the ability of the Fund to subscribe to participation notes. In addition, the Fund’s use of participation notes may cause the Fund’s performance to deviate from the performance of the portion of the Underlying Index to which the Fund is gaining exposure through the use of participation notes.

Moreover, the Fund’s investments in ODIs also will be aggregated with any direct investments by the Subsidiary in equity securities for determining the total investment by an FPI and its investor group in the share capital of an Indian company, which must be below 10% under the FPI Regulations.

The Subsidiary does not presently meet the criteria prescribed under the FPI Regulations for issuing, subscribing to, or otherwise dealing in, ODIs, and accordingly, will not be able to invest in or issue ODIs (including participation notes).

SEBI Takeover Regulations.  The Fund and/or the Subsidiary may subscribe, or will be able to subscribe upon registration with SEBI for shares in Indian companies directly or through promoters, or buy shares from existing shareholders or through promoters or other intermediaries. The public offer provisions of the Takeover Code (as defined below) shall apply to such subscriptions or acquisitions if the resulting shareholding of the Subsidiary exceeds the prescribed thresholds.

Under the provisions of the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 2011 (“Takeover Code”), any person who holds, whether alone or together with persons acting in concert with him, 5% or more of the voting shares of a listed Indian public company (“Material Shareholder”), is required to notify the company and the stock exchanges on which such shares are listed of its holding within a prescribed time period.

In addition, a Material Shareholder is required to inform the relevant company and the relevant stock exchanges of any change to its shareholding of 2% or more, even if such change results in its shareholding falling below 5%.

Upon the acquisition of 25% or more of the voting shares (or upon the acquisition of control) of the company by a person (“Acquirer”), whether acting directly or indirectly, either individually or in concert with other persons, the Acquirer is required to make an open offer to the other shareholders offering to purchase at least 26% of the remaining shares of the company at an offer price determined pursuant to the provisions of the Takeover Code (“Open Offer”). The Open Offer obligation does not apply to existing shareholders holding 25% or more (but less than 75%) of the share capital, purchasing no more than an additional 5% of the company’s shares or voting rights on a gross basis in a financial year ending March 31.

In certain circumstances, exemptions from the Open Offer obligation may be available.

Prohibition of Insider Trading Regulations.  The Fund and/or the Subsidiary currently is subject, or will be subject upon registration with SEBI, to the requirements and restrictions under the SEBI (Prohibition of Insider Trading) Regulations, 2015 (“Insider Trading Regulations”), including the applicable disclosure requirements thereunder.

In addition to prescribing disclosure requirements for certain classes of persons, the Insider Trading Regulations prohibit “insiders” from communicating unpublished price-sensitive information concerning a company listed on any Indian stock exchange to any person, except for specified “legitimate purposes,” and also prohibit any person in possession of such unpublished price-sensitive information from dealing, either on his or her own behalf or on behalf of any other person, in the securities of that company.

Currency Transactions.  The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts, exchange-listed and over-the-counter options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

The Fund’s dealings in forward currency contracts and other currency transactions, such as futures contracts, options, options on futures contracts and swaps, will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which generally will arise in connection with the purchase or sale of the Fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in the Fund’s portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund and the Subsidiary also may engage in proxy hedging. Proxy hedging often is used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, changes in the value of which generally are considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Foreign Currency Risk.  The Fund’s assets will be invested primarily in the equity securities of issuers in India, and the income received by the Fund (directly or indirectly through the Subsidiary) will be principally in rupees, both of which may be subject to exchange rate fluctuations. The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income will be made on the date the Fund earns the income at the foreign exchange rate in effect on that date. Therefore, if the value of the rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the rupee to U.S. dollars, the Fund may be required to liquidate certain positions to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, also may have an adverse impact on the Fund’s performance. Moreover, the repatriation of capital by the Fund may be hampered by changes in local regulations concerning exchange controls or political circumstances.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and rupees. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Loss of Registration.  The Subsidiary and the Fund are each registered as an FPI with the SEBI in order to invest in Indian securities in accordance with the FPI Regulations. Considering that the Fund is incorporated in the United States and the Subsidiary is set up in Mauritius, there can be no assurance that the United States or Mauritius will continue to be jurisdictions eligible under the FPI Regulations to invest in India under the FPI regime. The loss of such recognition by the United States or Mauritius could adversely impact the ability of the Fund and/or Subsidiary to make further investments in India. If the Fund and/or Subsidiary are unable to obtain registration as FPIs, or if the United States or Mauritius do not continue to qualify as eligible jurisdictions under the FPI Regulations, the Fund and/or Subsidiary may not be able to make additional purchases of Indian securities under the FPI regime, and could be effectively compelled to redeem or realize its investments at a time or on terms at a discount of the value of its investments and/or resulting in a loss. Such redemption or realization of investments could adversely affect the returns to the Fund.

Investment Opportunities.  Under FPI Regulations and Foreign Exchange Management (Transfer or Issue of Security by a Person Resident outside India) Regulations, 2017, FPIs only are permitted to invest in the following instruments:

•	securities in the primary and secondary markets including shares, debentures and warrants of companies listed or to be listed on a recognized stock exchange in India;

•

units of schemes floated by domestic mutual funds including Unit Trust of India, whether listed on a recognized stock exchange in India or not or units of a scheme floated by a Collective Investment Scheme;

•	treasury bills and dated government securities;

•	derivatives traded on a recognized stock exchange;

•	commercial papers issued by Indian companies;

•	Rupee-denominated, credit enhanced bonds;

•	security receipts of asset reconstruction companies up to 100% of each tranche, subject to directions/guidelines of the RBI;

•	perpetual debt instruments and debt capital instruments, as specified by the Reserve Bank of India (“RBI”) from time to time;

•

listed and unlisted non-convertible debentures/bonds issued by an Indian company in the infrastructure sector, where ‘infrastructure’ is defined in terms of the extant External Commercial Borrowings (ECB) guidelines;

•	non-convertible debentures or bonds issued by Non-Banking Financial Companies categorized as ‘Infrastructure Finance Companies’ (IFCs) by the RBI;

•	Rupee-denominated bonds or units issued by infrastructure debt funds;

•	Indian depositary receipts;

•	Unlisted non-convertible debentures/bonds issued by an Indian company subject to the guidelines issued by the Ministry of Corporate Affairs, Government of India from time to time;

•

Securitized debt instruments, including (i) any certificate or instrument issued by a special purpose vehicle set up for securitization of assets with banks, financial institutions and non-banking financial institutions as originators and (ii) any certificate or instrument issued and listed in terms of the Securities and Exchange Board of India (Public Offer and Listing of Securitized Debt Instruments) Regulations, 2008 provided that FPIs offer such instruments as permitted by the RBI from time to time as collateral to the recognized stock exchanges in India for their transactions in exchange traded derivative contracts;

•

Listed non-convertible/redeemable preference shares or debentures, issued in terms of Regulation 9 of the Foreign Exchange Management (Transfer or issue of security by a person resident outside India) Regulations, 2017; and

•	such other instruments that may be specified by SEBI from time to time.

With regard to investments in government debt securities and corporate debt securities, FPIs are only permitted to invest in instruments with at least three years remaining until maturity. Further, no investment by FPIs is permitted in debt securities having optionality clauses exercisable within three years, or in amortized debt instruments if the duration of the instrument is less than three years. However, FPIs are permitted to acquire non-convertible debentures (NCDs) / bonds which are under default, either fully or partly, in the repayment of principal on maturity (or principal installment in the case of an amortizing bond), provided that the revised maturity period of such NCDs/bonds, restructured based on negotiations with the issuing Indian company, should be three years or more.

Further, FPIs are allowed to engage in delivery based trading and short selling including execution of trades involving derivatives on a recognized stock exchange. FPIs are allowed to tender their shares in case of an open offer following the takeover bid by an acquirer. FPIs are also permitted to take forward cover on their equity and debt exposure to mitigate against currency fluctuations. FPIs that have issued derivative instruments based on underlying Indian securities such as participation notes and any other equivalent instrument are required to make a monthly disclosure to the SEBI as regards the details of the instrument as well as the ultimate investor in such instruments.

In addition, the Fund and/or the Subsidiary may invest, without the prior approval of the Government of India or the RBI, in companies active in any of the sectors specified in Schedule 1 to the Foreign Exchange Management (Transfer or issue of security by a person resident outside India) Regulations, 2017, as issued by the Government of India from time to time, subject to caps applicable to each sector and applicable capitalization norms.

Broad Based Criteria.  Pursuant to a circular issued by SEBI dated April 15, 2010, either (i) each class of shares issued by the Subsidiary (if it is considered to be a multi-class vehicle), or (ii) the Subsidiary as a whole (if all classes of shares issued by the Subsidiary have common investment portfolio), must meet the Broad Based Criteria prescribed by SEBI under the FPI Regulations. The Broad Based Criteria under the FPI Regulations states that a broad-based fund is required to have at least 20 investors, of whom none are permitted to hold more than 49% of the shares or units of the fund, provided if an institutional investor holds more than 49% of the shares or units of the fund, then the institutional investor itself must be broad-based. For the purpose of ascertaining the number of investors in a fund, direct investors as well as underlying investors should be considered. Further, only investors of entities which have been set up for the sole purpose of pooling funds and making investments will be considered for the purpose of determining underlying investors. The Broad Based Criteria is applied on a look-through basis and, therefore, based on the number of the underlying investors of the Fund, the Subsidiary would satisfy the Broad Based Criteria. The requirement to maintain a broad investor base may have an adverse impact on the ability of the Fund to issue new classes of Shares that have an investment strategy that is distinct from that of the other share classes and that maintain an investment portfolio distinct from that to which other share classes relate, as such new class of shares must separately fulfill the Broad Based Criteria. Existing shareholders redeeming their investment in whole or in part may restrict the ability of the Subsidiary to make new investments and, if the Fund fails to meet the Broad Based Criteria prescribed by SEBI, the Fund may be forced to redeem the outstanding Shares and may be forced to dispose of its investments.

Ownership Restrictions.  The ownership restrictions applicable to the Adviser, the Fund and the Subsidiary under the FPI Regulations are as follows:

•

Under current Indian laws, foreign investment of up to 100% of share capital is permitted in most sectors. However, in certain sectors, such as telecommunications or banking, there are restrictions on foreign investment in the form of either a limit on foreign investment beyond a certain percentage in a company, or a requirement that foreign investment in a company beyond certain thresholds be approved by Indian regulatory authorities. In this regard, foreign investment may include investments made by FPIs, as well as investment made under other routes under Indian laws, such as the Foreign Direct Investment route and the Foreign Venture Capital Investor route.

•

As a general rule, the aggregate shareholding of all FPIs investing into an Indian company is not permitted to exceed 24% of the entire paid-up share capital of that Indian company. However, the shareholders of the Indian company may resolve (by way of a special resolution) to increase such limit up to the foreign direct investment limit applicable to the sector to which the company belongs.

•

Under the FPI Regulations, the total ownership of any single FPI and its investor group in the equity shares of an Indian company must be below 10% of the total issued capital of the company. The Subsidiary therefore is required to hold below 10% of the paid-up share capital of any Indian company. In the event any other entity is considered as a part of the same investor group as the Subsidiary as per the guidance provided by SEBI pursuant to the FPI Regulations, then the Subsidiary and such entities are required in aggregate to hold below 10% of the paid-up share capital of any Indian company. Moreover, the Fund’s investments in participation notes/ODIs will also be aggregated with any direct investments by the Subsidiary in equity securities for determining the total ownership by the Subsidiary/Fund and their investor group in the equity shares of an Indian company.

Restriction on Investment Through Protected Cell Companies or Multi-Class Vehicles.  SEBI has prohibited companies that have ‘opaque structures’ (such as protected cell companies and similar segregated asset vehicles, where the details of the ultimate beneficial owners are not accessible, or where they are ring-fenced from each other or from enforcement) from investing in Indian securities under the FPI regime, except where the entity is regulated in its home jurisdiction, each of its funds or sub-funds is broad based, and the entity undertakes to provide details of beneficial owners to SEBI upon request. Such prohibition restricts the manner in which the Subsidiary and/or the Fund may be restructured in the future. In addition, SEBI requires that each asset class of a multi-class vehicle must satisfy the broad-based criteria if all asset classes do not have a common investment portfolio. Further, the creation of a new class of shares by the Subsidiary is likely to require prior approval by SEBI.

Secondary Market Investment.  The Subsidiary’s investment activities in the Indian secondary market are subject to certain restrictions, including the following (non-exhaustive) requirements:

a)  it shall only transact in securities in India only on the basis of taking and giving delivery of securities purchased or sold by it. This would not restrict the Subsidiary from trading in listed derivatives on stock exchanges or undertaking short-selling of securities within the framework permitted by SEBI. No transaction of the Subsidiary on any stock exchange can be carried forward;

b)  it shall carry out its business of transacting in securities only through a stock broker certified by SEBI under sub-section (I) of section 12 of the Securities and Exchange Board of India Act, 1992 (“SEBI Act”), except as permitted under the FPI Regulations;

c)  it shall only lend or borrow securities through an approved intermediary in accordance with the stock-lending scheme of SEBI;

d)  it must appoint as its custodian a SEBI-approved entity; and

e)  it must engage a SEBI-approved designated depository participant to obtain registration as an FPI.

In addition to the above, SEBI has set out certain limits for investment by FPIs and their sub-accounts in derivatives traded on Indian stock exchanges. If the Subsidiary invests directly in such exchange-traded derivatives in India, it would be required to comply with the investment limits prescribed by SEBI from time to time.

Debt Investment.  The investment by the Fund in debt securities of Indian companies or Indian public-sector debentures is also subject to certain limits, which are revised from time to time. The aggregate foreign investment in corporate debt and government securities are subject to limits which are notified by RBI and/or SEBI from time to time. In the event such limits have been exhausted, the Fund may not be able to invest in public sector or corporate debt in India.

However, subject to certain conditions, FPIs are permitted to re-invest the coupons received by FPIs on their existing investments in government securities, in further government securities, and such re-investment of coupon are considered to be outside the applicable aggregate investment limits. Investments by FPIs in central government securities are also subject to a security-wise limit of 20% of the amount outstanding under each central government security. In the event that such security-wise limits have been exhausted, the Fund may not be able to invest in that specific government security.

Foreign Exchange Controls.  In order to invest under the FPI Regulations, the Fund is required to open a foreign-currency-denominated account and a special non-resident rupee account in India.

Transfers of sums between the foreign-currency-denominated account and the special non-resident rupee account must be made at the Indian market rates of exchange applicable at the time, which may differ from the foreign exchange rates outside India, for example, in the United States, at that time.

Borrowing.  The Fund may borrow money from a bank or another person up to limits set forth in the section “Investment Strategies and Restrictions—Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost the Fund interest expense and/or other fees. The costs of borrowing may reduce the Fund’s return. Borrowing also may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that the Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Cybersecurity Risk.   The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers, or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TURNOVER

The Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions and the nature of the Fund’s holdings.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule.  The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q (or any successor Forms). The Trust also discloses a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Form N-Q (or any successor Forms) and Form N-CSR for the Fund will be available on the SEC’s website at http://www.sec.gov. The Trust’s Form N-Q (or any successor Forms) and Form N-CSR will be available without charge, upon request, by calling 800.983.0903 or by writing to Invesco India Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy.  The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Fund’s portfolio holdings are disseminated publicly each day that the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, in the event Creation Units are issued in-kind, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, would be disseminated publicly each day prior to the opening of the Exchange via www.invesco.com/capitalmarkets and the National Securities Clearing Corporation (“NSCC”). The basket would represent one Creation Unit of the Fund. The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Fund’s portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Trust currently has seven Trustees. Six Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser. The board of directors of the Subsidiary is responsible for the management of the Subsidiary.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and five other ETF trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2008	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	None

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	231	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman of the Board since 2012; Trustee since 2008	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary)(2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	231	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), Invesco Asset Management (Bermuda) Ltd.; formerly, Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Director and Chairman, Invesco Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC (2013-Present); Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present), and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer (2016-Present), and Treasurer (2008-Present), The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present), and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present), and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey, Road, Suite 700, Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present), and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present), and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd./Invesco Trimark Ltée) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2018 is shown below.

Name of Trustee	Dollar Range of Equity Securities in Invesco India ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Independent Trustees

Ronn R. Bagge	None	Over $100,000

Todd J. Barre	None	Over $100,000

Marc M. Kole	None	Over $100,000

Yung Bong Lim	None	Over $100,000

Gary R. Wicker	None	Over $100,000

Donald H. Wilson	None	Over $100,000

Interested Trustee

Kevin M. Carome	None	Over $100,000

The dollar range of Shares for Mr. Lim includes Shares of certain funds in which each of Mr. Lim is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of December 31, 2018, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Board and Committee Structure.  As noted above, the Board is responsible for oversight of the Fund, including oversight of the duties performed by the Adviser for the Fund under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust’s fiscal year ended October 31, 2018, the Board held seven meetings.

The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Kole (Chair) Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended October 31, 2018, the Audit Committee held eight meetings.

Messrs. Bagge, Barre and Lim (Chair) currently serve as members of the Investment Oversight Committee, which was created in March 2014. The Investment Oversight Committee has the responsibility, among other things, (i) to review investment performance of the Fund, including its tracking error and correlation to its Underlying Index, (ii) to review any proposed changes to the Fund’s investment policies, comparative benchmark indices or Underlying Index, and (iii) to review the Fund’s market trading activities and portfolio transactions. During the Trust’s fiscal year ended October 31, 2018, the Investment Oversight Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim, Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.”

During the Trust’s fiscal year ended October 31, 2018, the Nominating and Governance Committee held four meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. Mr. Bagge, as Chair of the Nominating and Governance Committee, serves as vice chair of the Board (the “Vice Chair”). In the absence of the Independent Chair, the Vice Chair is responsible for all of the Independent Chair’s duties and may exercise any of the Independent Chair’s powers. The Chairs of each Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds in the Fund Family overseen by the Trustees, the size of the Board and the nature of the funds’ business, as the Interested Trustee and officers of the Trust provide the Board with insight as to the daily management of the funds in the Fund Family while the Independent Chair promotes independent oversight of the Fund by the Board.

Risk Oversight.  The Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Fund, as well as its associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with the Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes.  As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003, and as Vice Chair with the Fund Family since 2018. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Mr. Bagge serves as a Trustee and a member of the Investment Oversight Committee of Mission Aviation Fellowship. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Previously, he served in various positions with BMO

Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee with the Fund Family since 2008. He has been the Senior Director of Finance of By the Hand Club for Kids since 2015. Previously, he was the Chief Financial Officer of Hope Network from 2008 to 2012, and he also was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Regional Chief Financial Officer of United Healthcare (2005), Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and an Audit Partner at Arthur Andersen LLP from 1996 to 2000. The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013 and Chairman of the Investment Oversight Committee with the Fund Family since 2014. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007).

Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. The Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1994-1996). The Board of the Trust has determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair with the Fund Family since 2012. He also served as lead Independent Trustee in 2011. He also served as the Chairman, President and Chief Executive Office of McHenry Bancorp Inc. and McHenry Savings Bank since 2018. He has served as the Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd. since 2010. Previously, he was President and Chief Executive Officer of Stone Pillar Investments, Ltd. (2016-2018). He was also the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc., and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015), and was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the

Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during at least the past five years are shown in the above tables.

Effective January 1, 2019, for his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $320,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $120,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $35,000 per year and the chairs of the Investment Oversight Committee and the Nominating and Governance Committee each receive an additional fee of $20,000 per year, all allocated in the same manner as the Retainer. Prior to January 1, 2019, the Retainer was $290,000, the additional fee for the Independent Chair was $100,000, the additional fee for the chair of the Audit Committee was $28,000, and the additional fee for the chairs of the Investment Oversight Committee and the Nominating and Governance Committee was $17,000. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The DC Plan allows each Independent Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one or more registered investment companies within the Fund Family that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Fund. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2018.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Independent Trustees

Ronn R. Bagge	$1,324	N/A	$307,000

Todd J. Barre	$1,251	N/A	$290,000

Marc M. Kole	$1,372	N/A	$318,000

Yung Bong Lim	$1,324	N/A	$307,000

Gary R. Wicker	$1,251	N/A	$290,000

Donald H. Wilson	$1,683	N/A	$390,000

Unaffiliated Trustee (2)

Philip M. Nussbaum (3)	$1,173	N/A	$265,833

Interested Trustee

Kevin M. Carome	N/A	N/A	N/A

(1)

The amounts shown in this column represent the aggregate compensation paid by all of the funds of the trusts in the Fund Family for the twelve months ended October 31, 2018, before deferral by the Trustees under the DC Plan. During the twelve months ended October 31, 2018, Mr. Lim deferred 100% of his compensation, which amount is reflected in the above table.

(2)

The Unaffiliated Trustee is an officer of a company that engaged in securities transactions with clients advised by a sub-adviser to one or more funds in the Fund Family, which clients do not include any of the Funds, but was not an affiliated person of the Adviser.

(3)

The Adviser paid Mr. Nussbaum $1,173 on behalf of the Fund and $265,833 on behalf of the Fund complex for the twelve months ended October 31, 2018. Mr. Nussbaum resigned from the Board effective September 19, 2018.

Personal Holdings.   As of December 31, 2018, the Trustees and officers of the Trust, as a group, owned less than 1% of the Fund’s outstanding Shares.

Principal Holders and Control Persons.  The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of the Fund’s outstanding Shares as of January 31, 2019.

Name & Address	% Owned

HSBC Bank USA, N/A Clearing 452 Fifth Avenue New York, New York 10018	12.24%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	11.04%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.17%

Merrill Lynch , Pierce, Fenner & Smith Inc. 4 Corporate Place Piscataway, NJ 08854	8.75%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.75%

Shareholder Communications.  Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications sent to the Trust’s office that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser.  The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions. All investment decisions relating to the Fund and the Subsidiary will be made outside of India.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Fund and the Subsidiary. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Invesco Ltd. is the parent company of Invesco Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers.  The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the funds. Mr. Hubbard receives management assistance from Michael Jeanette and Tony Seisser.

As of October 31, 2018, Mr. Hubbard managed 224 registered investment companies with approximately $109.4 billion in assets, 93 other pooled investment vehicles with approximately $94.2 billion in assets and no other accounts.

As of October 31, 2018, Mr. Jeanette managed 172 registered investment companies with approximately $72.6 billion in assets, 21 other pooled investment vehicles with approximately $70.4 billion in assets and no other accounts.

As of October 31, 2018, Mr. Seisser managed 168 registered investment companies with approximately $72.6 billion in assets, 21 other pooled investment vehicles with approximately $70.4 billion in assets and no other accounts.

To the extent that any of these registered investment companies, other pooled investment vehicles or other accounts pay advisory fees that are based on performance (“performance-based fees”), information on those accounts is specifically broken out.

Because the Portfolio Managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the Portfolio Managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent that the Adviser has proprietary investments in certain accounts, where Portfolio Managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The Portfolio Managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Description of Compensation Structure.  The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Portfolio Holdings.  As of October 31, 2018, Messrs. Hubbard, Jeanette and Seisser did not own any securities of the Fund.

Investment Advisory Agreement.  Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, the Fund has agreed to pay the Adviser for its services an annual fee equal to 0.78% of its average daily net assets (the “Advisory Fee”). The Advisory Fee paid by the Fund is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, Acquired Fund Fees and Expenses, if any, and extraordinary expenses.

The aggregate amounts of the Advisory Fees paid by the Fund to the Adviser for the Fund’s fiscal years ended October 31, 2016, 2017 and 2018 are set forth in the chart below.

Fund Name	Advisory Fees Paid for the Fiscal Year Ended October 31			Advisory Fees Waived for the Fiscal Year Ended October 31
Invesco India ETF	2018	2017	2016	2018	2017	2016
	$2,180,950	$2,242,596	$3,102,303	$(389)	$0	$0

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect (following its initial term) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ prior written notice to the Adviser, or by the Adviser on 60 days’ prior written notice to the Fund.

Pursuant to a management agreement between the Adviser and the Subsidiary (the “Subsidiary Advisory Agreement”), the Adviser is responsible for all expenses of the Subsidiary, including the cost of legal, audit and other services, except interest, taxes, brokerage expenses, distribution fees, if any, litigation expenses and extraordinary expenses. The Adviser does not receive any fees from the Subsidiary in addition to the Advisory Fee.

Subject to the discretion of the directors of the Subsidiary, the Adviser has overall responsibility for the general management of the Subsidiary. The Adviser provides an investment program for the Subsidiary and manages the investment of the Subsidiary’s assets.

Under the Subsidiary Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Subsidiary in connection with the performance of the Subsidiary Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Subsidiary Advisory Agreement continues in effect (following its initial term) only if approved annually by the board of directors of the Subsidiary. The Subsidiary Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Subsidiary by the board of directors of the Subsidiary, the Fund’s Independent Trustees or by vote of the holders of a majority of the Subsidiary’s outstanding voting securities on 60 days’ prior written notice to the Adviser, or by the Adviser on 60 days’ prior written notice to the Subsidiary.

Payments to Financial Intermediaries.  The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers, banks and other financial intermediaries (each, an “Intermediary” and together, the “Intermediaries”) that the Adviser, the Distributor and/or their affiliates believe may benefit the Fund. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation, from their own assets and not from the assets of the Fund, to Intermediaries for certain activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the Fund; or for other activities, such as marketing, presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems, and providing their customers with access to the Fund via online platforms.

Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Fund, payments to Intermediaries are not financed by the Fund and therefore do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or reduce the amount received by a shareholder as proceeds from the redemption of Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus.

The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to that Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.

As of the date of this SAI, as amended or supplemented from time to time, the Intermediaries receiving such payments include Charles Schwab & Co., Inc., E*TRADE Savings Bank, Morgan Stanley Smith Barney LLC, Pershing LLC, Premier Issuer Program offered by CLS Investments, LLC, Raymond James Financial Services, Inc., TD Ameritrade Exchange-Traded Fund Market Center Program and Trust Company of America.

Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates to an Intermediary may create the incentive for the Intermediary to encourage customers to buy Shares.

Administrator.  BNYM serves as administrator for the Fund. Its principal address is 240 Greenwich Street, New York, NY 10286.

BNYM serves as administrator for the Fund pursuant to a fund administration and accounting agreement (the “Administrative Services Agreement”). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM will generally assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various Blue Sky authorities; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

As compensation for the foregoing services, BNYM receives certain out-of-pocket costs and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Mauritius Administrator.  International Financial Services Limited serves as the Subsidiary’s Mauritius administrator. Its principal address is IFS Court, Bank Street, TwentyEight Cybercity, Ebene 72201, Republic of Mauritius. The Subsidiary pays International Financial Services Limited a fee for its services and providing shareholder services, including processing subscriptions, redemptions and distributions; providing appropriate office facilities in Mauritius; keeping statutory books and maintaining records to comply with Mauritian Company Law and the Financial Services Commission of Mauritius’ requirements; preparing and filing certain regulatory filings; calculating NAV; providing taxation and regulatory advisory services; and providing treasury services. The Subsidiary also reimburses International Financial Services Limited for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.

Custodian, Transfer Agent and Fund Accounting Agent.  BNYM (the “Custodian” or “Transfer Agent”), located at 240 Greenwich Street, New York, NY 10286, also serves as custodian for the Fund and the Subsidiary pursuant to a custodian agreement. As custodian, BNYM holds the Fund’s and the Subsidiary’s assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as Transfer Agent for the Fund pursuant to a transfer agency agreement. Further, BNYM serves as Fund accounting agent pursuant to the Administrative Services Agreement. As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket costs, and receive transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor.  Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Shares. The Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

The Distribution Agreement provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Aggregations.  The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver the Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Index Provider.  The Fund is based on the Indus India Index. The Indus India Index is compiled by Indus Advisors LLC (“Indus” or the “Index Provider”).

No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.

BROKERAGE TRANSACTIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates currently do not participate in soft dollar transactions.

The Adviser assumes the general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund and the Subsidiary are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Affiliated Transactions.  The Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Fund and, therefore, use of ICMI presents a conflict of interest for the Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

The aggregate brokerage commissions paid by the Fund during the fiscal years ended October 31, 2016, 2017 and 2018 are set forth in the chart below. The percentage of the Fund’s aggregate brokerage commissions paid to the affiliated broker and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions through the affiliated broker for the last fiscal year are also set forth in the chart below.

Unless otherwise indicated, the amount of brokerage commissions paid by the Fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover, including due to the application of the Fund’s Underlying index methodology.

Fund Name	Total $ Amount of Brokerage Commissions Paid for the Fiscal Year Ended October 31			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers

	2018	2017	2016	2018	2017	2016	2018	2018

Invesco India ETF	$0	$329,968	$377,856	$0	$0	$0	0.00%	0.00%

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on August 3, 2007 pursuant to a Declaration of Trust (the “Declaration”).

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval. The Declaration of Trust provides that the assets associated solely with any series shall be held and accounted for separately from the assets of the Trust generally or of any other series, and that liabilities belonging to a particular series shall be enforceable only against the assets belonging to that series and not against the assets of the Trust generally or against the assets belonging to any other series.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws, but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees, without shareholder approval, may amend the Declaration in any respect or authorize the merger or consolidation of the Trust or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or the Fund.

The Trust is not required, and does not intend, to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Fund or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Fund if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Declaration also provides that a Trustee acting in his or her capacity as trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust’s Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System.  The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting.  The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Trust is available at no charge upon request by calling 800.983.0903 or by writing to Invesco India Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Trust’s Form N-PX also is available on the SEC’s website at www.sec.gov.

Codes of Ethics.  Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Ethics Codes”). The Ethics Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Ethics Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Codes permit personnel subject to the Ethics Codes to invest in securities subject to certain limitations, including securities that the Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Codes are on file with the SEC and are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Ethics Codes may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

General

The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt of an order in “proper form” (as defined below), on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange is closed in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when the Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day.

The number of Shares of the Fund that constitute a Creation Unit Aggregation for the Fund is set forth in the Fund’s Prospectus. In its discretion, the Trust reserves the right to increase or decrease the number of Shares that constitutes a Creation Unit Aggregation for the Fund.

Role of the Authorized Participant

A fund only may issue Creation Units to, or redeem Creation Units from, an authorized participant, referred to herein as an “AP.” To be eligible to place orders to create a Creation Unit of the Fund, an AP must have executed an agreement with the Distributor (“Participant Agreement”) and must be a broker-dealer registered with the SEC and a member of FINRA, or otherwise be exempt from or not required to be licensed as a broker-dealer or a member of FINRA. In addition, an AP must be either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System (the “Clearing Process”) of the NSCC, a clearing agency that is registered with the SEC, or (ii) a “DTC Participant,” i.e., eligible to utilize the Fed Book Entry System and/or DTC. A Participating Party and DTC Participant are collectively referred to herein as an AP. All Shares of a fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase or redeem Creation Units must be placed by an AP. An AP may place orders for the creation or redemption of Creation Units through the Clearing Process, the Fed Book-Entry System and/or DTC or Euroclear, subject to the procedures set forth in the Participant Agreement. Transfers of securities settling through Euroclear or other foreign depositories may require AP access to such facilities.

Pursuant to the terms of its Participant Agreement, an AP will agree, and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that the AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, together with the transaction fees described below. An AP acting on behalf of an investor may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs make appropriate arrangements with an AP to submit orders to purchase or redeem Creation Units of the Fund. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of APs. A list of current APs may be obtained from the Distributor. In addition, the Distributor may be appointed as the proxy of the AP and may be granted a power of attorney under the Participant Agreement.

Creations

Portfolio Deposit.  The consideration for purchase of a Creation Unit generally consists of the in-kind deposit of a portfolio of securities constituting a substantial replication of the securities included in a fund’s portfolio (the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below, plus any applicable administrative or other transaction fees, also as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any fund.

The “Cash Component” is an amount equal to the difference between the aggregate NAV of the Shares per Creation Unit and the “Deposit Amount,” which is an amount equal to the total aggregate market value (per Creation Unit) of the Deposit Securities. The Cash Component, which is sometimes called the “Balancing Amount,” serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the AP purchasing the Creation Unit.

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security and/or the amount of the applicable Cash Component to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund. Such

Portfolio Deposit is applicable, subject to any adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced Portfolio Deposit is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit will change as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. Such adjustments will reflect changes known to the Adviser by the time of determination of the Deposit Securities resulting from stock splits and other corporate actions.

The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, the Trust reserves the right to permit or require an order containing the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added, at its discretion, to the Cash Component to replace one or more Deposit Securities. For example, a cash substitution may be permitted or required for any Deposit Security that (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP or the investor on whose behalf the AP is acting, or (iv) in certain other situations at the sole discretion of the Trust. Additionally, the Trust may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Order”). The Fund also may permit or require the consideration for Creation Unit Aggregations to consist solely of cash (see “—Cash Creations” below).

Cash Creations.   If a fund permits or requires partial or full cash creations, such purchases shall be effected in essentially the same manner as in-kind purchases. In the case of a cash creation, the AP must pay the same Cash Component required to be paid by an in-kind purchaser, plus the Deposit Amount (i.e., the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, as described in the subsection “—Portfolio Deposit” above).

Trading costs, operational processing costs and brokerage commissions associated with using cash to purchase requisite Deposit Securities will be incurred by a fund and will affect the value of its shares; therefore, such funds may require APs to pay transaction fees to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities (see “Creation and Redemption Transaction Fees” below).

Creation Orders

Procedures for Creation of Creation Unit Aggregations.  Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs purchasing Creation Units of funds that invest in domestic equity securities (“Domestic Equity Funds”) may transfer Deposit Securities in one of two ways: (i) through the Clearing Process (see “Placing Creation Orders Using the Clearing Process”), or (ii) with a fund “outside” the Clearing Process through the facilities of DTC (see “Placing Creation Orders Outside the Clearing Process”). The Clearing Process is not currently available for purchases or redemptions of Creation Units of funds that invest in foreign securities (“International Equity Funds”). Accordingly, APs submitting creation orders for such funds must effect those transactions outside the Clearing Process, as described further below.

All orders to purchase Creation Units, whether through or outside the Clearing Process, must be received by the Transfer Agent and/or Distributor no later than the order cut-off time designated in the Participant Agreement (“Order Cut-Off Time”) on the relevant Business Day in order for the creation of Creation Units to be effected based on the NAV of Shares of a fund as determined on such date. With certain exceptions, the Order Cut-Off Time for the Fund, as set forth in the Participant Agreement, usually is the closing time of the regular trading session on the New York Stock Exchange—i.e., ordinarily 4:00 p.m., Eastern time. In the case of Custom Orders, the Order Cut-Off Time is no later than 3:00 p.m., Eastern time. Additionally, on days when the NYSE, the Exchange or the bond markets close earlier than normal, the Trust may require creation orders to be placed earlier in the day. The Business Day on which an order is placed and deemed received is referred to as the “Transmittal Date.”

Orders must be transmitted by an AP by telephone, online portal or other transmission method acceptable to the Transfer Agent and the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an AP. APs placing creation orders should afford sufficient time to permit proper submission of the order. Orders effected outside the Clearing Process likely will require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected through the Clearing Process. APs placing orders outside the Clearing Process should ascertain all deadlines applicable to DTC and the Federal Reserve Bank wire system. Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (see “Creation and Redemption Transaction Fees” below).

A creation order is considered to be in “proper form” if: (i) a properly completed irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) not later than the Fund’s specified Order Cut-Off Time on the Transmittal Date, and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, and (iii) all other procedures regarding placement of a creation order set forth in the Participant Agreement are properly followed. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.

All questions as to the number of shares of each security in the Deposit Securities to be delivered, and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund’s determination shall be final and binding.

Placing Creation Orders Using the Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Portfolio Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit, on behalf of the Participating Party, such trade instructions to the NSCC as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the Portfolio Deposit to the Transfer Agent, together with such additional information as may be required by the Distributor.

Placing Creation Orders Outside the Clearing Process.  Portfolio Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a creation order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation instead will be effected through a transfer of securities and cash directly through DTC.

APs purchasing Creation Units of Shares of International Equity Funds must have international trading capabilities. Once the Custodian has been notified of an order to purchase Creation Units of an International Equity Fund, it will provide such information to the relevant sub-custodian(s) of each such Fund. The Custodian shall then cause the sub-custodian(s) of each such Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the Portfolio Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s).

Acceptance of Creation Orders.  The Transfer Agent will deliver to the AP a confirmation of acceptance of a creation order within 15 minutes of the receipt of a submission received in proper form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance, subject to the conditions below.

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of that fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, the Adviser or the Sub-Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) there exist circumstances outside the control of the Trust that make it impossible to process creation orders for all practical purposes. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, a sub-adviser, the Distributor, DTC, NSCC, the Federal Reserve, the Transfer Agent, a sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective purchaser of a Creation Unit (and/or the AP acting on its behalf) of the rejection of such creation order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the fund of the Deposit Securities and the payment of the Cash Component have been completed.

Notwithstanding the foregoing, a fund may issue Creation Units to an AP, notwithstanding the fact that the corresponding Portfolio Deposit has not been delivered in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible. To secure such undertaking, the AP must deposit and maintain cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105% of the market value of the undelivered Deposit Securities. In such circumstances, the creation order shall be deemed to be received on the Transmittal Date, provided that (i) such order is placed in proper form prior to the Order Cut-Off Time, and (ii) requisite federal funds in an appropriate amount are delivered by certain deadlines on the contractual settlement date, as set forth in such Participant Agreement (typically, 11:00 a.m., Eastern time on such date). If such order is not placed in proper form prior to the Order Cut-Off Time, and/or all other deadlines and conditions set forth in the Participant Agreement relating to such additional deposits are not met, then the order may be deemed to be canceled, and the AP shall be liable to the fund for losses, if any, resulting therefrom. The Trust may use such collateral at any time to buy Deposit Securities for the fund, and the AP agrees to accept liability for any shortfall between the cost to the Trust of purchasing such Deposit Securities and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Using the Clearing Process.  An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities expected to be delivered through NSCC, and (ii) the Cash Component, if any, to the Transfer Agent by means of the Trust’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement date—i.e., generally, the second Business Day following the Transmittal Date (“T+2”). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares and the Cash Component, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2).

Outside the Clearing Process—Domestic Equity Funds.   An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through DTC, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system. Such Deposit Securities must be received by the Transfer Agent by 11:00 a.m., Eastern time on the “regular way” settlement date (i.e., T+2), while the Cash Component must be received by 2:00 p.m., Eastern time on that same date. Otherwise, the creation order shall be canceled. For creation units issued principally for cash (see “—Cash Creations” above), the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date (as defined below). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser no later than T+2 (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Equity Funds.  Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian on or before 11 a.m., Eastern time, on the Contractual Settlement Date. The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Trust and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where any of the securities of the fund are customarily traded. The AP also must make available by the Contractual Settlement Date funds estimated by the Trust to be sufficient to pay the Cash Component, if any. For Creation Units issued principally for cash, the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date. When the sub-custodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Trust, the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Custodian shall notify the Distributor and Transfer Agent, and the Trust will issue and cause the delivery of the Creation Unit of Shares via DTC so as to be received by the purchaser by such time as set forth in the Participant Agreement.

Creation and Redemption Transaction Fees

Creation and redemption transactions for the Fund are subject to an administrative fee of $1,200, payable to BNYM, irrespective of the size of the order. The administrative fee has a base amount, however, and BNYM may impose an additional administrative fee of up to 0.20% of the value of the Creation Units being purchased or redeemed for administration and settlement of non-standard orders requiring additional administrative processing by BNYM. These fees may be changed by the Trust.

Additionally, the Adviser may charge an additional, variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent the Fund permits APs to create or redeem Creation Units for cash, or otherwise substitute cash for any Deposit Security. Such cash-in-lieu fees are payable to the Fund and are charged to defray the transaction cost to the Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The cash-in-lieu fees will be negotiated between the Adviser and the AP and may be different for any given transaction, Business Day or AP; however, in no instance will such cash-in-lieu fees exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust the Fund’s cash-in-lieu fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Redemptions

Shares may be redeemed only by APs at their NAV per Share next determined after receipt by the Distributor of a redemption request in proper form. A fund will not redeem Shares in amounts less than a Creation Unit. Beneficial Owners of Shares may sell their Shares in the secondary market, but they must accumulate enough Shares to constitute a Creation Unit to redeem those Shares with a fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Fund Securities.  The redemption proceeds for a Creation Unit generally consist of a portfolio of securities (the “Fund Securities”), plus or minus an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”), representing an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt of a request in proper form, and the total aggregate market value of the Fund Securities, less any applicable administrative or other transaction fees, as discussed above. The Cash Redemption Amount is calculated in the same manner as the Balancing Amount. To the extent that the Fund Securities have a value greater than the NAV of the Shares being redeemed, a Cash Redemption Amount payment equal to the differential is required to be paid by the redeeming shareholder.

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the applicable Exchange, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount. Such Fund Securities and the corresponding Cash Redemption Amount are applicable to effect redemptions of Creation Units of the Fund until such time as the next-announced composition of the Fund Securities and Cash Redemption Amount is made available.

The Adviser expects that the Fund Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The Trust also may provide such redeemer a Custom

Order, which, as described above, is a portfolio of securities that differs from the exact composition of the published list of Fund Securities, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. In addition, the Trust reserves the right to permit or require an amount of cash to be added, at its discretion, to the Cash Redemption Amount to replace one or more Fund Securities (see “—Cash Redemptions” below).

Cash Redemptions.  The Fund generally will pay out the proceeds of redemptions of Creation Units partially or principally for cash (or through any combination of cash and Fund Securities). In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment in an amount equal to the NAV of its Shares next determined after a redemption request is received (less any redemption transaction fees imposed, as specified above).

Redemptions of Shares will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Requests

Procedures for Redemption of Creation Unit Aggregations.  Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs seeking to redeem Shares of Domestic Equity Funds may transfer Creation Units through the Clearing Process (see “Placing Redemption Requests Using the Clearing Process”) or outside the Clearing Process through the facilities of DTC (see “Placing Redemption Requests Outside the Clearing Process”). As noted above, the Clearing Process is not currently available for redemptions of Creation Units of International Equity Funds; accordingly, APs seeking to redeem Shares of such funds must effect such transactions outside the Clearing Process.

All requests to redeem Creation Units, whether through the Clearing Process, or outside the Clearing Process through DTC or otherwise, must be received by the Distributor no later than the Order Cut-Off Time on the relevant Business Day. As with creation orders, requests for redemption of Custom Orders must be received by 3:00 p.m., Eastern time, and some funds, as set forth in the Participant Agreement, may have different Order Cut-Off Times for redemptions.

A redemption request will be considered to be in “proper form” if (i) a duly completed request form is received by the Distributor from the AP on behalf of itself or another redeeming investor at the specified Order Cut-Off Time, and (ii) arrangements satisfactory to the fund are in place for the AP to transfer or cause to be transferred to the fund the Creation Unit of the fund being redeemed on or before contractual settlement of the redemption request. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.

As discussed herein, a redeeming investor will pay a transaction fee to offset the Fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring the Fund Securities from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units outside the Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the Clearing Process. A redeeming investor receiving cash in lieu of one or more Fund Securities may also be assessed a higher transaction fee on the cash in lieu portion. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.

Placing Redemption Requests Using the Clearing Process.  Requests to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement.

Placing Redemption Requests Outside the Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a redemption order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption instead will be effected through a transfer of Fund Shares directly through DTC.

In the case of Shares of International Equity Funds, upon redemption of Creation Units and taking delivery of the Fund Securities into the account of the redeeming shareholder or an AP acting on behalf of such investor, such person must maintain appropriate custody arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of such Fund Securities are customarily traded.

Acceptance of Redemption Requests.  The Transfer Agent will deliver to the AP a confirmation of acceptance of a request to redeem Shares in Creation Units within 15 minutes of the receipt of a submission received in proper form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a fund or determination of a fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Issuance of Fund Securities

To the extent contemplated by a Participant Agreement, in the event an AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Distributor, on behalf of a fund, by the closing time of the regular trading session on the Exchange on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing Shares as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The Trust may use such collateral at any time to purchase the missing Shares, and will subject the AP to liability for any shortfall between the cost of a fund acquiring such Shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Using the Clearing Process.   An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Shares, and (ii) the Cash Redemption Amount, if any, to the Transfer Agent by means of the Trust’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement date (i.e., T+2). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2).

Outside the Clearing Process—Domestic Equity Funds.  An AP that is a DTC Participant making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2 (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Equity Funds.  A redeeming AP must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such in-kind redemption proceeds will be delivered. If neither the redeeming beneficial owner nor the AP acting on its behalf has appropriate arrangements to take delivery of the Fund Securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the beneficial owner will be required to receive its redemption proceeds in cash.

Arrangements satisfactory to the Trust must be in place for the AP to transfer Creation Units through DTC on or before the settlement date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the global sub-custodian network and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than by such time as set forth in the Participant Agreement. However, the schedule of holidays in certain countries may cause the delivery of in-kind redemption proceeds to take longer. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. (For more information, see “Regular Holidays” in Appendix B to this SAI.)

Regular Holidays

The Fund may affect deliveries of Creation Units and Cash Redemption Amount on a basis other than T+1 or T+4, respectively, in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions on a T+1 or T+4 basis, respectively, is subject, among other things, to the condition that,in the time period between the order date and the delivery date , there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring Fund Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund in certain circumstances. Such foreign holidays are listed in Appendix B to this SAI, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed in Appendix B for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth in Appendix B at some time in the future.

Please see Appendix B for the dates in calendar year 2019 of the regular holidays affecting the securities markets of various countries, as well as the dates of the regular holidays in calendar year 2019 that may cause settlement periods to be greater than seven days including the potential worst-case settlement dates.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This section is based on the Internal Revenue Code (Code) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The following is for general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund)

under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

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Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

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Income Requirement—the Fund must derive at least 90% of its gross income for the taxable year from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnership (QPTPs).

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Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover.  For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions—Capital gain dividends” below. For non- U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders—U.S. withholding tax at the source” below.

Capital loss carryovers.  The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions—Capital gain dividends” below). A “qualified late year loss” includes:

(i)

any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii)

the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains.  The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Asset allocation funds.  If the Fund is a fund of funds, asset allocation fund, or a feeder fund in a master-feeder structure (collectively referred to as a “fund of funds” which invests in one or more underlying funds taxable as regulated investment companies) distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds (other than a feeder fund in a master-feeder structure) generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through exempt-interest dividends from an underlying fund. A qualified fund of funds, i.e., a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends. Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through qualified dividends earned by an underlying fund (see “Taxation of Fund Distributions—Qualified dividend income for individuals” and—“Corporate dividends-received deduction” below). However, dividends paid by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.

Federal excise tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Purchase of Shares.  As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Foreign income tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another Fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income.  The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends.   Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported to Fund shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals.  Ordinary income dividends reported as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Corporate dividends-received deduction.  Ordinary income dividends reported to Fund shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of Capital distributions.  Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as a gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Shares (but not below zero) and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of Shares, the price of the Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits.  If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits. See “Tax Treatment of Portfolio Transactions—Securities lending” below.

U.S. Government interest.  Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund—Asset allocation funds.”

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sale of Fund Shares.  A sale of Fund Shares is a taxable transaction for federal and state income tax purposes. If you sell your Fund Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units.  An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the AP as part of the issue) and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information.  A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales.  All or a portion of any loss that you realize on a sale of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund. This section should be read in conjunction with the discussion above under “Investment Strategies and Restrictions” and “Investment Policies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund.  Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions.  In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions.  A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments.  A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Securities lending.  While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Tax Certification and Backup Withholding.  Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number;

•	certify that this number is correct;

•	certify that you are not subject to backup withholding; and

•	certify that you are a U.S. person (including a U.S. resident alien).

Withholding also is imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders—Tax certification and backup withholding.”

Foreign Shareholders.  Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.

Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source.  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will not be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported as:

•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

•

capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

However, the Fund does not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the applicable corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”

Income effectively connected with a U.S. trade or business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding.  Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W- 8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information given on the form incorrect, and the shareholder must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (FATCA).  Under FATCA, a 30% withholding tax is imposed on income dividends made by a Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares; however, based on proposed regulations recently issued by the IRS on which the Fund may rely, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS undersection 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements.

The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax.  Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof, all of which are subject to change, which change may be retroactive. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

* * * * *

India Tax Considerations.  Please note that the tax implications in this section are based on the current provisions of the Indian Income-tax Act, 1961 (the “ITA”), the India-Mauritius tax treaty, as revised by the Protocol dated May 10, 2016 (“Treaty”), and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have different tax implications. This Indian tax summary is of a general nature only pertaining to taxation of the Fund and the Subsidiary and is not intended to be, nor should it be construed to be, legal or tax advice to any particular purchaser of Shares, and no representation concerning the tax consequences to any particular purchaser of Shares or prospective purchaser of Shares are made. No assurance can be given that the terms of the ITA or the Treaty will not be subject to change or renegotiation in the future, nor that any change would not have a material adverse effect on the Fund or the Subsidiary. In addition, there can be no assurance that the ITA or the Treaty will continue in full force and effect for the duration of the existence of the Fund or the Subsidiary. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow. Accordingly, you should consult with your own tax advisor(s) with respect to an investment in the Shares.

General.  The basis of charge of Indian income-tax depends upon the residential status of the taxpayer during a tax year, as well as the nature of the income earned. The Indian tax year runs from April 1 until March 31. A person who is an Indian tax resident is liable to taxation in India on worldwide income, subject to certain tax exemptions, which are afforded under the provisions of the ITA. A person who is treated as non-resident for Indian income-tax purposes generally is subject to tax in India only on such person’s Indian-sourced income. A company will be subject to taxation in India only if it is a resident of India or if it is a non-resident that has an Indian source of income or has income received (whether accrued or otherwise) in India.

Subject to the application of Indirect Transfer Provisions pertaining to transfer of shares of the Fund or the Subsidiary (discussed below) and the General Anti Avoidance Rules (“GAAR”), a shareholder of the Fund should not be subject to taxation in India unless the shareholder of the Fund is a resident of India or, as a non-resident, has a source of income or income in India.

The income derived by the Fund from investment in Offshore Derivative Instruments should not be subject to tax in India under the provisions of the ITA.

Under the ITA, a company is considered an Indian tax resident in any year where its place of effective management is in India. The ITA defines the place of effective management to mean a place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are, in substance made. An Indian tax resident is subject to taxation in India on its worldwide income. However, the Fund expects that the place of effective management of the Fund and the Subsidiary will be outside of India and, as a result, the Fund expects that neither it nor the Subsidiary will be considered Indian residents for tax purposes.

The ITA provides that any investment in securities made by FPIs in accordance with the regulations made under SEBI will be treated as a capital asset. Consequently, any income arising from the transfer of securities by FPIs will generally be characterized as capital gains. The tax consequences for the Fund as a FPI under the provisions of the ITA would be as follows (all rates are exclusive of applicable surcharge and health1 and education cess):

(i)

Dividends on shares received from an Indian company on which dividend distribution tax (“DDT”) has been paid is exempt from tax in the hands of the non-resident shareholders. However, the Indian company distributing dividends is subject to a distribution tax at the effective rate of 20.5552% (this rate is inclusive of surcharge and health and education cess);

(ii)

The ITA also provides for limited pass-through treatment to trusts registered as infrastructure investment trusts or real estate investment trusts under the SEBI Act, 1992 (collectively known as “Business Trusts”). The income of a Business Trust (except interest from a special purpose vehicle and retail income of a real estate investment trust) shall be taxable in the hands of the Business Trust at the applicable rates under the ITA and such income, on distribution, shall be exempt from tax in the hands of the unit holders.

(iii)

Under the provisions of the ITA, an Indian company is required to pay an additional income tax at the effective rate of 23.296[1]% (inclusive of surcharge and health and education cess) on the “income distributed” to shareholders in the course of a buy-back of its shares (which are not listed on a recognized stock exchange in India) in accordance with the provisions of any law for the time being in force relating to companies. In this regard, “income distributed” means the consideration paid by the Indian company on a buy-back of shares as reduced by the amount which was received by the Indian company for the issue of such shares. Such income is exempt from tax in the hands of the shareholders of the Indian company and there is no withholding tax.

(iv)

Under the provisions of the ITA, a distribution made to the shareholders pursuant to a reduction of share capital through a court sanctioned scheme will be deemed to be a ‘dividend’ to the extent of the amount of the accumulated profits of the Indian company. On such “dividend,” DDT at the effective rate of 20.5552% (inclusive of surcharge and health and education cess) will generally be payable by the Indian company. Such “dividend” income is exempt from tax in the hands of the non-resident shareholders of the Indian company and there is no withholding tax. Where the amount distributed to shareholders on a reduction of share capital exceeds accumulated profits of the Indian company, the excess will generally be considered as a capital receipt and will be taken as sale consideration in the computation of capital gains in the hands of the shareholders and taxable capital gains will need to be computed in accordance with the relevant provisions contained in the ITA. The capital gains will be computed on the basis of the cost of acquisition of that portion of the share which has been diminished.

[1]	This has been proposed under the Indian Finance Bill, 2018 and it may undergo further changes before it is enacted as law.

The taxation of capital gains is discussed in further detail below. However, the tax on capital gains will generally be subject to benefits available, if any, under the applicable tax treaty.

(v)

any interest income earned on Indian securities is subject to withholding tax in India at the rate that may vary from 5% to 40% under the ITA, depending on the nature of the underlying debt security. The withholding tax rate on interest under the India-US DTAA is generally 15%. In certain circumstances, where the Fund does not have a permanent account number (PAN) allotted by the Indian tax authorities or does not furnish prescribed alternate documentation, the tax withholding rate may become 20% even if a lower rate applies.

(vi)	Capital Gains

(a)

Capital gains from the sale of listed Indian equity shares or units of an equity oriented mutual fund held for twelve months or less would be taxed as short-term capital gains at the rate of 15%, provided the Securities Transaction Tax (“STT”) (as discussed below) has been paid;

(b)

Capital gains arising till March 31, 2018 from the sale of listed Indian equity shares or units of an equity oriented mutual fund held for more than twelve months would be exempt from tax in India provided the STT has been paid as applicable. However, any gain in excess of INR 0.1 million, realized on or after April 01, 2018, on the sale of listed Indian equity shares or units of an equity oriented mutual fund on a stock exchange held for more than twelve months will generally be subject to long-term capital gains tax in India at the rate of 10% provided the STT has been paid as applicable. Computation of said gains would be subject to the grandfathering provisions;

(c)

Capital gains arising from the sale of unlisted equity shares part of an initial public offer for sale where such shares are subsequently listed on a recognized stock exchange in India held for twenty-four months or less, will be taxed as short-term capital gains at the rate of 15% provided the STT has been paid;

(d)

Capital gains arising till March 31, 2018 from the sale of unlisted equity shares part of an initial public offer for sale where such shares are subsequently listed on a recognized stock exchange in India held for more than twenty four months would be exempt from tax in India provided the STT has been paid as applicable, However, any gain in excess of INR 0.1 million, realized on or after April 01, 2018, from the sale of unlisted equity shares part of an initial public offer for sale where such shares are subsequently listed on a recognized stock exchange in India held for more than twenty four months will generally be subject to long-term capital gains tax in India at the rate of 10% provided the STT has been paid as applicable. It is currently not clear whether the grandfathering provisions would apply to such shares and if yes, how the same would work

(e)

Capital gains arising from the sale of unlisted units of a Business Trust which are acquired in exchange of shares of a special purpose vehicle, under an offer for sale to the public included in an initial offer and where such units are subsequently listed on a recognized stock exchange or listed units of a Business Trust, held for thirty-six months or less, will be taxed as short-term capital gains at the rate of 15% provided the STT has been paid;

(f)

Capital gains arising till March 31, 2018 from the sale of unlisted units of a Business Trust which are acquired in exchange of shares of a special purpose vehicle, under an offer for sale to the public included in an initial offer and where such units are subsequently listed on a recognized stock exchange or listed units of a Business Trust, held for more than thirty-six months would be exempt from tax in India provided the STT has been paid. However, any gain in excess of INR 0.1 million, realized on or after April 01, 2018, from the sale of unlisted units of a Business Trust which are acquired in exchange of shares of a special purpose vehicle, under an offer for sale to the public included in an initial offer and where such units are subsequently listed on a recognized stock exchange or listed units of a Business Trust held for more than thirty six months will generally be subject to long-term capital gains tax in India at the rate of 10% provided the STT has been paid. Computation of said gains would be subject to the grandfathering provisions;

(g)

Capital gains from the sale of listed Indian securities (other than a unit) not executed on the stock exchange, units of an equity oriented mutual fund not executed on the stock exchange and not sold to the mutual fund, unit of the Unit Trust of India, or zero coupon bond held for twelve months or less would be taxed at the rate of 30% and those held for more than twelve months would be taxed at the rate of 10%;

(h)

Capital gains arising from the transfer of foreign currency convertible bonds, GDRs or ADRs (issued against shares of companies listed in India) outside India between non-resident investors, would not be subject to tax in India;

(i)

gains from the disposal of listed shares acquired on redemption of GDRs or ADRs would be treated as short-term if such shares are held for less than or equal to 12 months prior to disposal (and taxed as discussed above) and long-term if such shares are held for more than 12 months prior to disposal (and taxed as discussed above);

(j)

Capital gains arising from the sale of unlisted shares other than those specified above held for 24 months or less will be taxed at the rate of 30% and those held for more than 24 months shall be taxed at the rate of 10%; and

(k)

Additionally, capital gains arising from the sale of securities other than those specified above held for 36 months or less will be taxed at the rate of 30% and those held for more than 36 months shall be taxed at the rate of 10%.

Any Indian capital gains tax payable by the Subsidiary, as an FPI, will be payable by the Subsidiary directly to the account of the Government of India.

Taxation of the Subsidiary.  The taxation of the Subsidiary in India is governed by the provisions of the ITA, as well as the provisions of the Treaty. As per Section 90(2) of the ITA, the provisions of the ITA would apply to the extent they are more beneficial than the provisions of the Treaty. This provision would be subject to the GAAR, which has come into effect from financial year beginning on April 1, 2017. The GAAR provisions are intended to apply specifically to impermissible avoidance arrangements if the main purpose of such arrangement is to obtain a tax benefit and the arrangement does not demonstrate commercial rationale in accordance with the criteria prescribed. In the event that the Indian tax authorities invoke GAAR for any transaction involving the Subsidiary, the benefits of the Treaty could be denied and the provisions of the ITA could be made applicable even though such provisions may not be more beneficial to the Subsidiary.

In order to claim the beneficial provisions of the Treaty, the Subsidiary must be a tax resident of Mauritius and must obtain a Tax Residence Certificate (“TRC”) by the relevant Mauritius tax authority. Further, the place of effective management of the Subsidiary must be situated outside of India. The ITA defines the “place of effective management” to mean a place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are, in substance made. The ITA provides that a non-resident entity shall not be entitled to claim any relief under the Treaty unless it obtains a TRC from such foreign government. However, the ITA has provided that any person seeking to obtain benefits under the Treaty would be required to provide such other information and documents as may be prescribed. Thus, the Subsidiary has obtained a Mauritius tax residence certificate from the Mauritius Revenue Authority. Further, the place of effective management of the Subsidiary is expected to be situated outside of India and accordingly, the Fund expects that the Subsidiary should be eligible for the benefits under the Treaty. The Tax Residence Certificate is renewable on an annual basis. In the absence of a TRC and other information or documents as may be prescribed, the Subsidiary would not be eligible for the benefits under the Treaty.

Indian tax authorities have been adopting an aggressive position towards claims of tax exemptions available under tax treaties, and they often challenge such claims for various reasons (for example, lack of substance in the relevant entity). If the Indian tax authorities were to allege that the benefits under the Treaty were not available to the Subsidiary, they may attempt to deny the benefit of any tax exemption to the Subsidiary that may be available under the Treaty.

The Subsidiary is expected to have income in the form of gains on sale of capital assets, income from dividends and income from interest. The ITA provides that any securities held by a FPI which has invested in such securities in accordance with the regulations made under the SEBI Act will be treated as a capital asset. Consequently, any income arising from the transfer of securities by FPIs generally will be characterized as capital gains. The tax consequences for the Subsidiary as a FPI on account of the application of the Treaty, read with the provisions of the ITA, and provided the Subsidiary does not have a permanent establishment in India would be as follows (all tax rates indicated below are exclusive of applicable surcharge and education cess):

a. Capital gains resulting from the sale of Indian securities (including Foreign Currency Convertible Bonds (“FCCBs”)), GDRs or ADRs issued by Indian companies will not be subject to tax in India by virtue of certain provisions of the Treaty, unless the same form part of the business property of a permanent establishment (“PE”) of the Subsidiary in India and/or the same pertains to alienation of such PE, provided that the Subsidiary is a resident of Mauritius for taxation purposes holding a valid TRC issued by the Mauritian authorities, and is eligible to avail itself of the benefits under the Treaty (this is subject to the Protocol to the Treaty discussed below);

b. Dividends on shares received from an Indian company on which DDT has been paid is exempt from tax in the hands of the non-resident shareholders. However, the Indian company distributing dividends is subject to a distribution tax at the effective rate of 20.5552% (this rate is inclusive of surcharge and health and education cess);

c. The ITA also provides for limited pass-through treatment to Business Trusts. The income of a Business Trust (except interest from a special purpose vehicle and retail income of a real estate investment trust) shall be taxable in the hands of the Business Trust at the applicable rates under the ITA and such income, on distribution, shall be exempt from tax in the hands of the unit holders.

d. Under the provisions of the ITA, an Indian company is required to pay an additional income tax at the effective rate of 23.296% (inclusive of surcharge and health and education cess) on the “income distributed” to shareholders in the course of a buy-back of its shares (which are not listed on a recognized stock exchange in India) in accordance with the provisions of any law for the time being in force relating to companies. In this regard, “income distributed” means the consideration paid by the Indian company on a buy-back of shares as reduced by the amount which was received by the Indian company for the issue of such shares. Such income is exempt from tax in the hands of the shareholders of the Indian company and there is no withholding tax.

e. Under the provisions of the ITA, a distribution made to the shareholders pursuant to a reduction of share capital through a court sanctioned scheme will be deemed to be a ‘dividend’ to the extent of the amount of the accumulated profits of the Indian company. On such “dividend,” DDT at the effective rate of 20.3576% (inclusive of surcharge and education cess) will generally be payable by the Indian company. Such “dividend” income is exempt from tax in the hands of the non-resident shareholders of the Indian company and there is no withholding tax. Where the amount distributed to shareholders on a reduction of share capital exceeds accumulated profits of the Indian company, the excess will generally be considered as a capital receipt and will be taken as sale consideration in the computation of capital gains in the hands of the shareholders and taxable capital gains will need to be computed in accordance with the relevant provisions contained in the ITA. The capital gains will be computed on the basis of the cost of acquisition of that portion of the share which has been diminished. The taxation of capital gains is discussed in further detail below. However, the tax on capital gains will generally be subject to benefits available, if any, under the applicable tax treaty.

f. any interest income earned on Indian securities is subject to withholding tax in India at the rate that may vary under the ITA from 5% to 40%, depending on the nature of the underlying debt security. However, if such interest arises out of FCCBs held by the Subsidiary then such interest shall be taxed at the rate of 10%. However, the Governments of India and Mauritius in May 2016 have signed a protocol for amending the Indo Mauritius DTAA (the “Protocol”) where under the Indian withholding tax rate on interest payments made to a Mauritian tax resident will be 7.5% with respect to interest arising on or after April 1, 2017.

Accordingly, where the Subsidiary is a tax resident of Mauritius holding a valid TRC issued by the Mauritian authorities, and is eligible to avail itself of the benefits under the Treaty, interest income arising on or after April 1, 2017 on loans made or debt securities held in India will generally be subject to a 7.5% withholding tax on the gross amount of such interest income.

Protocol to the Treaty.  Pursuant to the 2016 Protocol to the Treaty, the capital gains tax exemption in respect of transfer of shares of companies resident in India has been restricted to shares acquired up to March 31, 2017; and there will be no capital gain tax exemption in India on shares of a company resident in India acquired on or after April 1, 2017. Capital gain arising on investments made in shares of a company resident in India on or before March 31, 2017 shall be eligible for treaty exemption, subject to compliance with eligibility conditions, even if gain arises on or after April 1, 2017. The Protocol has not made any changes to the Treaty regarding capital gain arising to a tax resident of Mauritius on capital assets other than shares of a company resident in India. The withdrawal of the capital gain tax exemption under the Treaty on shares of companies resident in India acquired on or after April 1, 2017, as per the 2016 Protocol, will be in a phased manner as explained below:

(a)

Capital gains arising on or after April 1, 2017 till March 31, 2019 (“Transition Period”): Capital gain arising during the Transition Period will be taxed at 50% of the applicable domestic tax rate subject to fulfillment of certain conditions contained in the 2016 Protocol which will reduce the Fund’s returns.

(b)	Capital gain arising on or after April 1, 2019: Capital gains arising after the Transition Period will be taxed in India as per India’s domestic tax law which will further reduce the Fund’s returns.

The ITA requires any person who is in receipt of income on which tax is deductible under the provisions of the ITA to furnish its PAN (issued by the Indian tax authorities) to the person responsible for deducting such tax. Where PAN is not furnished, taxes will be withheld at the rate of 20% or at the rate/rates in force or at the rate specified in the relevant provisions of the ITA, whichever is higher. In case of payments to non-residents, such withholding tax rate of 20% would not apply (a) in the case of interest on long-term bonds issued by an Indian company which fulfill prescribed conditions, and (b) in the case of certain other payments upon furnishing of prescribed alternative documentation by the non-resident.

If the Subsidiary is exposed to a PE in India, then the income of the Subsidiary attributable to such PE of the Subsidiary will be taxable in India on a net income basis at the rate of 40% (plus applicable surcharge and education cess). In such a case, the Subsidiary, as an FPI, may rely on the provisions of the ITA (if they are more favorable) to treat profit arising from transfer of securities (made in accordance with the regulations made under the SEBI Act) as capital gain which would be taxable at the applicable rates under the ITA. The Fund expects that the Subsidiary will operate in a manner that will not cause them to be treated as having a PE in India, and the entities intend to take the position that there would be no PE in India.

In the event that the benefits of the Treaty are not available to the Subsidiary, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains for the Subsidiary as a FPI would be the same as in the case of the Fund under ITA, as described above. Where the Subsidiary is not eligible to avail itself of the benefits under the Treaty, any Indian capital gains tax payable by the Subsidiary, as a FPI, generally will be payable by the Subsidiary directly to the account of the Government of India.

Indirect Transfer Provisions.  The ITA contains certain provisions (“Indirect Transfer Provisions”) for the levy of capital gains tax on income arising through the transfer of shares/interest in a company/entity organized outside India which derives, directly or indirectly, its value substantially from the assets located in India (the test for “substantial value” is that the value of Indian assets exceeds INR 100 million and constitutes 50% or more of the global assets of the offshore entity), to be determined as per prescribed rules. Redemption of Shares by the Fund generally will be treated as transfer of Shares by the shareholders.

Gains arising on a transfer of Shares of the Fund or the Subsidiary will be taxable in India under the ITA if the Shares of the Fund or the Subsidiary, as the case may be, derive their value, directly or indirectly, substantially from assets located in India. In such a case, the payer would be required to withhold the applicable taxes. There are certain exemptions for small shareholders and offshore mergers and demergers subject to certain conditions. Further, this will generally be subject to benefits available, if any, under the applicable Double Taxation Avoidance Agreement (“DTAA”). In a case where all the assets owned by the relevant offshore entity are not located in India, the taxation of gains under the above provision, if any, will be on proportional basis, i.e., only such part of income will be taxable in India as is reasonably attributable to assets located in India and determined as per prescribed rules.

The Indian government has, by way of a circular, clarified that dividends declared and paid by a foreign company in respect of shares which derive their value substantially from assets situated in India would not be taxable in India by virtue of the Indirect Transfer Provisions.

Minimum Alternate Tax.  Subject to benefits available under an applicable tax treaty, pursuant to the provisions of the ITA, if the tax payable by a company is less than 18.5% of its book profits, such company will be liable to pay the Minimum Alternate Tax (“MAT”) at the rate of 18.5% (plus applicable surcharge and health and education cess) of such book profits. MAT shall not be applicable to a foreign company (including a FII/ FPI) if:

(i)	the foreign company is a resident of a country having a DTAA with India and such foreign company does not have a permanent establishment within the definition of the term in the relevant DTAA, or

(ii)	the foreign company is a resident of a country which does not have a tax treaty with India and such foreign company is not required to seek registration under Indian law.

Securities Transaction Tax.  The exemption for long term capital gains and the reduction of the rate on short-term capital gains (as discussed above) are applicable only if the sale or transfer of the equity shares takes place on a recognized stock exchange in India and the STT, is collected by the respective stock exchanges at the applicable rates on the transaction value.

The Fund or the Subsidiary will be liable to pay STT purchase and sale of equity shares and units of a Business Trust, and on sale of units of equity oriented funds, where such transactions are entered on a recognized stock exchange in India, on the sale and purchase of options, on the sale of futures, on the sale of unlisted shares and units of a Business Trust under an offer for sale and on the sale of units of equity oriented fund to the mutual fund. The applicable rates of STT are as follows:

(i)	0.1% on the value of transactions of delivery based purchase of an equity share in a company or a unit of a Business Trust entered in a recognized stock exchange. STT is to be paid by the buyer;

(ii)	No STT is payable on the delivery based purchase of a unit of an equity oriented mutual fund entered in a recognized stock exchange by the buyer;

(iii)	0.1% on the value of transactions of delivery based sale of an equity share in a company or a unit of a Business Trust entered in a recognized stock exchange. STT is to be paid by the seller;

(iv)	0.001% on the value of transactions of delivery based sale of a unit of an equity oriented mutual fund entered in a recognized stock exchange by the seller;

(v)

0.025% on the value of transactions of non-delivery based sale of an equity share in a company or a unit of an equity oriented mutual fund or a unit of a Business Trust, entered in a recognized stock exchange. STT is to be paid by the seller;

(vi)	0.05% on the value of transactions of derivatives being options, entered in a recognized stock exchange. STT is to be paid by the seller;

(vii)	0.01% on the value of transactions of derivatives being futures, entered in a recognized stock exchange. STT is to be paid by the seller;

(viii)	0.001% on the value of transactions of sale of units of an equity-oriented fund to the Mutual Fund. STT is to be paid by the seller;

(ix)	0.125% on the value of transactions of sale of derivatives being options, where the option is exercised, entered in a recognized stock exchange. STT is to be paid by the buyer;

(x)

0.2% on the value of transaction of sale of unlisted shares by existing shareholders of a company under an offer for sale to the public included in an initial public offer and where such shares are subsequently listed on a recognized stock exchange. STT is to be paid by the seller.

(xi)

0.2% on the value of transaction of sale of unlisted units of a Business Trust by any holder of such units which were acquired in exchange of shares of a special purpose vehicle, under an offer for sale to the public included in an initial offer and where such shares are subsequently listed on a recognized stock exchange. STT is to be paid by the seller.

STT is not allowable as a deduction in computation of capital gains.

GAAR.  General anti-avoidance rules (“GAAR”) took effect April 1, 2017. Under GAAR, the Indian tax authorities have been given the power to disregard any arrangement which is considered an ‘impermissible avoidance arrangement’ (“IAA”) that is, an arrangement whose main purpose is to obtain a tax benefit. If any arrangement were determined to be an IAA, any tax benefits available under the ITA may be eliminated, thereby adversely affecting the Fund’s or the Subsidiary’s business and financial conditions. The GAAR provisions shall be applied in accordance with the prescribed guidelines and subject to prescribed conditions.

If any arrangement is determined by the Indian tax authorities to be an IAA, any benefits from a tax perspective available under the ITA may be eliminated, which may have a material adverse effect on the Fund’s or the Subsidiary’s business and financial conditions and results of operations.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.” Additional information regarding the current NAV per share of the Fund can be found at www.invesco.com/ETFs.

The Custodian calculates and determines NAV per Share as of the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange (except convertible securities) generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Securities included in the Underlying Index trade on the BSE Ltd. (“Bombay Stock Exchange”) or the National Stock Exchange of India. Due to the time difference between the United States and India, securities on these exchanges will not trade at times when Shares of the Fund will trade. Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they will be valued at the last sale or official closing price on the exchanges on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Debt obligations (including convertible securities) and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. If a security’s market price is not readily available, the security will be valued in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include issuer-specific events, such as a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the security will be valued at fair value as determined in good faith following procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to the securities in the Underlying Index, the value of the Fund’s portfolio securities will change at times when you will not be able to purchase or sell your Shares.

Because securities included in the Underlying Index are not traded while the Fund’s NAV is calculated, changes in the value of the Fund’s investments in Indian securities that are calculated and disseminated throughout the trading day will reflect changes in exchange rates between the Indian rupee and the U.S. dollar and will not reflect changes in the market prices of such securities.

Intraday Indicative Value.  The trading prices of the Shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the IIV of the Shares is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. However, the IIV should not be viewed as a “real-time” update of the Fund’s NAV. The IIV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the Fund’s actual portfolio at a particular point in time. Moreover, the IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IIV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IIV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IIV. Therefore, the IIV may not reflect the best possible valuation of the Fund’s current portfolio. Additionally, the quotations and/or valuations of certain of the Fund’s holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States, which could affect premiums and discounts between the IIV and the market price of the Shares. The Fund, the Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV, and the Fund, the Adviser and their affiliates do not make any warranty as to the accuracy of these calculations.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”

General Policies.  Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners of the Fund to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel.  Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606 and 1250 Connecticut Avenue, N.W., Suite 500, Washington, D.C. 20036, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC audits the Fund’s financial statements and performs other related audit services. In connection with the audit of the 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Audit Committee of the Board of the Trust (the “Audit Committee”), include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders with respect to the Fund for the fiscal year ended October 31, 2018, and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual and Semi-Annual Reports at no charge by calling 800.983.0903 during normal business hours.

PwC informed the Audit Committee that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Registrant is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives, or certain of its affiliates or covered persons receive, a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee that it has, and that certain of its affiliates or covered persons have, relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to issuance of the no-action letter.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Registrant, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Registrant’s registered public accounting firm. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Registrant may need to take other action in order for the Registrant’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Registrant to issue new shares or have other material adverse effects on the Registrant. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

APPENDIX A

PROXY VOTING GUIDELINES

Applicable to	All funds advised by Invesco Capital Management LLC (“ICM” or the “Adviser”) for which it has been delegated proxy voting authority.

Risk Addressed by Policy	Breach of fiduciary duty to clients under the Investment Advisers Act of 1940 by placing Invesco’s interests ahead of clients’ best interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Effective Date	June 24, 2014

Last Amended Date	January 7, 2019

I.	GENERAL POLICY

ICM has adopted proxy voting policies with respect to securities owned by series for which it serves as investment adviser and has been delegated the authority to vote proxies. ICM’s proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

Invesco Ltd. (“Invesco”), the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”) (see Exhibit A), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser will approach proxy constraints according to the Invesco global statement on corporate governance and proxy voting. The Adviser will approach conflicts of interest in accordance with Invesco’s global policy statement on corporate governance and proxy voting. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining specific guidelines for products advised by the Adviser or an affiliate of the Adviser (“Affiliated Funds”), as set forth below:

Overlapping Securities

In instances where both an Affiliated Fund advised by the Adviser and an Affiliated Fund advised by an Invesco Ltd. entity hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd. adviser based on the comprehensive proxy review and under the Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the Global Invesco Policy for the detailed conflicts of interest approach.)

In instances where the global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with Invesco’s custom guidelines established in Invesco’s global proxy voting policy and US guidelines.

Non-Overlapping Securities

In instances where securities are held only by an Affiliated Fund advised by the Adviser and not also by an Invesco Ltd. active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance with said Invesco custom guidelines implemented by ISS, Invesco’s vote execution agent.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or Invesco’s custom guidelines (for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

II.	SPECIAL POLICY

Certain Affiliated Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require such Affiliated Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which an Affiliated Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

Exhibit A

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

1

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A.	Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i.	Board of Directors

1. Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2. Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3. Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4. Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5. Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6. Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7. Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8. Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9. Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10. Term Limits for Directors

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

ii.	Audit Committees and Auditors

1. Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2. Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3. Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i.	Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.	Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee.

Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.	Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv.	Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v.	“Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.	Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

APPENDIX B

Regular Holidays for Various Securities Markets and Settlement Periods Greater than Seven Days for Calendar Year 2019

The dates in the calendar year 2019 (the only dates which are available as of this SAI) of the regular holidays affecting the securities markets of various countries (including those days where markets close early or open late), as well as the dates of the regular holidays in calendar year 2019 that may cause settlement periods to be greater than seven days including the potential worse-case settlement dates, are as follows. Holidays are subject to change without further notice.

Country	JAN	FEB	MAR	APR	MAY	JUN		JUL		AUG		SEP		OCT	NOV		DEC
Albania	1,2		14,22	22,29	1	5	*			12	*	5			28,29		9,25

Argentina	1		4,5	18,19	1	20				19				14	6,18		25

Australia	1,28		4,11	19-23,25	6,27	3,10				5,14		30		7	5		24-26,31

Austria	1			19,22	1	10											24-26,31

Bahrain**	1				1	4*-6	*			11*-13	*	8*,9	*				16,17

Bangladesh		21	17,26	14,21	1	2*,4*-6	*	1		11*-13*,15		10	*	8	10	*	16,25,31

Belgium	1			19,22	1												24-26,31

Benin	1			22	1,30	5*,10				7,12*,15					1,15		25

Bermuda	1			19	31	17				1,2		2			4,11		25,26

Bosnia and Herzegovina Fed of.	1,2		1	22	1-3	3,4				12					25		25

Botswana	1,2			19,22	1,30			1,2,15,16				30		1			25,26

Brazil	1,25		4-6	19	1	20		9							15,20		25

Bulgaria	1		4	19,22,26,29	1,6,24							6,23					24-26

Burkina Faso	1			22	1,30	5*,10				7,12*,15					1,15		25

Canada	1,2	18		19	20	24		1		5		2		14	11		25,26

Chile	1			19	1,21			16		15		18-20		31	1		25,31

China	1	4-8		5	1	7						13		1-4,7

China Connect Northbound Trading

Colombia	1,7		25	18,19	1	3,24		1		7,19				14	4,11		25

Costa Rica	1			11,18,19	1			25		2,15							25

Croatia	1			19,22	1	20,25				5,15				8	1		24-26,31

Cyprus	1		11,25	1,19,22,26,29,30	1	17				15				1,28			24-26

Czech Republic	1			19,22	1,8			5						28			24-26

Denmark	1			18,19,22	17,30,31	5,10											24-26,31

Egypt**	1*,7			25,28,29	1	5*,6*, 30		1*,23		11*-14	*	1	*	6	10	*

Estonia	1			19,22	1,30	24				20							24-26,31

Eswatini	1			19,22,25	1,30			22	*			2*,6	*				25,26

Euromarkets	1																25

Finland	1			19,22	1,30	21											6,24-26,31

France	1			19,22	1												24-26,31

Georgia, Republic of	1,2,7		8	9,26,29	9					28				14

Germany	1			19,22	1	10								3			24-26,31

Ghana	1		6	19,22	1,27	5	*	1		12	*						6,25,26

Greece	1		11,25	19,22,26,29	1	17				15				28			24-26

Hong-Kong	1	4-7		5,19,22	1,13	7		1						1,7			24-26,31

Hungary	1		15	19,22	1	10				19,20				23	1		24-27

Iceland	1			18,19,22,25	1,30	10,17				5							24-26,31

India		19	4,21	17,19	1	5				12,15		2,10		2,8,28	12		25
Indonesia	1	5	7	3,19	1,30	3-7											24,25,31

Ireland	1			19,22	1,6	3				5				28			25,26

Israel**			21	21-25	8,9	9				11		29,30		1,8,9,13-17,20,21

Country	JAN		FEB	MAR	APR		MAY	JUN		JUL		AUG		SEP		OCT		NOV		DEC

Italy	1				19,22		1					15								24-26,31

Ivory Coast	1				22		1,30	5*,10				7,12*,15						1,15		25

Japan	1-3,14		11	21	29		3,6			15		12		16,23		14		4		31

Jordan**	1						1	4*-6	*			11*-14	*							25

Kenya	1				19,22		1	5	*			12	*			10,21				12,25,26

Korea, Republic of	1		4-6	1			1,6	6				15				12,13		3,9		25,31

Kuwait**	1		25,26		4			5*,6	*			11*-13	*	1	*	10	*

Latvia	1				19,22		1,6,30	24										18		24-26,31

Lithuania	1			11	19,22		1,30	24										1		24-26,31

Luxembourg	1				19,22		1													24-26,31

Malawi	1,15			4	19,22		1,14	4	*	8						15				25,26

Malaysia	1,21		1,4-6				1,20,22	4*-6	*			12	*	2,9,16		28				25

Mauritius	1,2,21		1,5	4,12			1	5	*					3				1		25

Mexico	1		4		18		18,19	1						16				18		12,25

Morocco	1,11						1	4*,5	*	30		12*-14*,20,21		2	*			6,11*,12	*

Namibia	1			21	19,22		1,30	17				9,26		24						10,16,25,26

Netherlands	1				19,22		1													24-26,31

New Zealand	1,2		6		19,22,25			3								28				25,26

Nigeria	1				19,22		1	4*,5*,12				12				1				25,26

Norway	1				17-19,22		1,17,30	10												24-26,31

Oman**	1	*			3	*		5*,6	*	23	*	11*-15	*	1	*			10*,18*,19	*

Peru	1				18,19		1			29		30				8		1		25

Philippines	1		5,25		9,18,19		1	12				21,26						1		24,25,30,31

Poland	1				19,22		1,3	20				15						1,11		24-26,31

Portugal	1				19,22		1													24-26,31

Puerto Rico	1,21		18		19		27			3,4				2		14		11,28,29		24,25

Qatar**	1		12	3				4*-6	*			11*-13	*							18

Romania	1,2,24				26,29		1	17				15								25,26

Russia	1-4,7,8			8			1-3,9,10	12										4

Saudi Arabia**								6*,9*,10	*			12*-15	*	23

Singapore	1		5,6		19		1,20	5				9,12				28				25

Slovak Republic	1				19,22		1,8			5		29						1		24-26

Slovenia	1,2		8	19	22		1,2	25				15				31		1		24-26,31

South Africa	1			21	19,22		1	17				9		24						16,25,26

Spain	1				19,22		1													24-26,31

Sri Lanka	1,15		4,19	4,20	12,15,19		1,20	5		16		12,14		13				11,12		11,25

Srpska, Republic of	1,2		7,9		26,29			1,2,9										21

Sweden	1				18,19,22,30		1,29,30	6,21										1		24-26,31

Switzerland	1,2				19,22		1,30	10				1								24-26,31

Taiwan	1		1,4-8,28	1	4-5		1	7						13		10,11

Thailand	1		19		8,15,16		1,20			16,29		12				14,23				5,10,31

Turkey	1				23		1	4,5-7		15		12-14,30				28,29

Uganda	1			8	19,22		1	3,26	*							9				25,26

Ukraine	1,7			8	29		1,9	17,28								15				25

United Arab Emirates-ADX, DFM and DIFC**	1				3	*		4*-6	*			11*,12	*	1	*			10	*	2,3

United Kingdom	1				19,22		6,27					26								24-26,31

United States	1,21		18		18,19		24,27			3*,4				2		14		11,28,29		24,25,31

Vietnam	1		4-8		15,29,30		1							2

Zambia	1			8,12	19,22		1			1,2		5				18,24				25

Zimbabwe	1		21		18,19,22		1					12,13								23,25,26

*	Date is Approximate
**	Market is closed every Friday.

The longest redemption cycle for the Funds is a function of the longest redemption cycles among the countries whose stocks comprise the Funds. In the calendar year 2019, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund are as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2019*

Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	04/18/19	04/26/19	8
	12/19/19	12/27/19	8
	12/20/19	12/30/19	10
	12/23/19	01/02/20	10
	12/27/19	01/03/20	7
	12/30/19	01/06/20	7

Brazil	02/27/19	03/07/19	8
	02/28/19	03/08/19	8
	03/01/19	03/11/19	10

Cyprus	04/24/19	05/02/19	8
	04/25/19	05/03/19	8

Eswatini	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/26/19	10
	04/17/19	04/29/19	12
	04/18/19	04/30/19	12
	04/23/19	05/02/19	9
	04/24/19	05/03/19	9
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	07/15/19	07/23/19	8
	07/16/19	07/24/19	8
	07/17/19	07/25/19	8
	07/18/19	07/26/19	8
	07/19/19	07/29/19	10
	08/26/19	09/03/19	8
	08/27/19	09/04/19	8
	08/28/19	09/05/19	8
	08/29/19	09/09/19	11
	08/30/19	09/10/19	11
	09/03/19	09/11/19	8
	09/04/19	09/12/19	8
	09/05/19	09/13/19	8
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Hong Kong	01/31/19	02/08/19	8
	02/01/19	02/11/19	10

Hungary	12/20/19	12/30/19	10
	12/23/19	12/31/19	8

Indonesia	05/29/19	06/10/19	12
	05/31/19	06/11/19	11

Israel	04/18/19	04/28/19	10
	10/10/19	10/22/19	12

Country	Trade Date	Settlement Date	Number of Days to Settle
Japan	12/26/19	01/06/20	11
	12/27/19	01/07/20	11
	12/30/19	01/08/20	9

Jordan	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Kuwait	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Malawi	01/08/19	01/16/19	8
	01/09/19	01/17/19	8
	01/10/19	01/18/19	8
	01/11/19	01/21/19	10
	01/14/19	01/22/19	8
	02/25/19	03/05/19	8
	02/26/19	03/06/19	8
	02/27/19	03/07/19	8
	02/28/19	03/08/19	8
	03/01/19	03/11/19	10
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/07/19	05/15/19	8
	05/08/19	05/16/19	8
	05/09/19	05/17/19	8
	05/10/19	05/20/19	10
	05/13/19	05/21/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	05/30/19	06/07/19	8
	05/31/19	06/10/19	10
	06/03/19	06/11/19	8
	07/01/19	07/09/19	8
	07/02/19	07/10/19	8
	07/03/19	07/11/19	8
	07/04/19	07/12/19	8
	07/05/19	07/15/19	10
	10/08/19	10/16/19	8
	10/09/19	10/17/19	8
	10/10/19	10/18/19	8
	10/11/19	10/21/19	10
	10/14/19	10/22/19	8
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Malaysia	01/29/19	02/07/19	9
	01/30/19	02/08/19	9
	01/31/19	02/11/19	11
	05/30/19	06/07/19	8
	05/31/19	06/10/19	10
	06/03/19	06/11/19	8

Country	Trade Date	Settlement Date	Number of Days to Settle
Morocco	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/09/19	08/19/19	10
	11/04/19	11/13/19	9
	11/05/19	11/14/19	9

Namibia	03/14/19	03/22/19	8
	03/15/19	03/25/19	10
	03/18/19	03/26/19	8
	03/19/19	03/27/19	8
	03/20/19	03/28/19	8
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	06/10/19	06/18/19	8
	06/11/19	06/19/19	8
	06/12/19	06/20/19	8
	06/13/19	06/21/19	8
	06/14/19	06/24/19	10
	08/02/19	08/12/19	10
	08/05/19	08/13/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/19/19	08/27/19	8
	08/20/19	08/28/19	8
	08/21/19	08/29/19	8
	08/22/19	08/30/19	8
	08/23/19	09/02/19	10
	09/17/19	09/25/19	8
	09/18/19	09/26/19	8
	09/19/19	09/27/19	8
	09/20/19	09/30/19	10
	09/23/19	10/01/19	8
	12/03/19	12/11/19	8
	12/04/19	12/12/19	8
	12/05/19	12/13/19	8
	12/06/19	12/17/19	11
	12/09/19	12/18/19	9
	12/11/19	12/19/19	8
	12/12/19	12/20/19	8
	12/13/19	12/23/19	10
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

New Zealand	04/18/19	04/26/19	8

Country	Trade Date	Settlement Date	Number of Days to Settle
Norway	04/15/19	04/23/19	8
	04/16/19	04/24/19	8

Oman	08/06/19	08/18/19	12
	08/07/19	08/19/19	12
	08/08/19	08/20/19	12

Philippines	12/23/19	01/02/20	10
	12/26/19	01/03/20	8
	12/27/19	01/06/20	10

Qatar	05/30/19	06/09/19	10
	06/02/19	06/10/19	8
	06/03/19	06/11/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Russia	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8

Saudi Arabia	08/08/19	08/18/19	10
	08/11/19	08/19/19	8

Taiwan	01/29/19	02/11/19	13
	01/30/19	02/12/19	13

Turkey	05/31/19	06/10/19	10
	06/03/19	06/11/19	8

United Arab Emirates	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Zimbabwe	04/15/19	04/23/19	8
	04/16/19	04/24/19	8
	04/17/19	04/25/19	8
	12/19/19	12/27/19	8
	12/20/19	12/30/19	10

*

These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future. Based on changes in holidays, longer (worse) redemption cycles are possible.

INVESCO INDIA EXCHANGE-TRADED FUND TRUST

PART C. OTHER INFORMATION

Item 28.	Exhibits

Exhibit Number	Description

(a)(1)	Declaration of Trust of the Registrant dated August 3, 2007. (1)

(2)	Amendment No. 1 to the Declaration of Trust (*)

(b)	Amended and Restated By-laws of the Registrant. (7)

d (1)	Investment Advisory Agreement between the Registrant and Invesco Capital Management LLC. (2)

(2)	Management Agreement between Invesco Mauritius and Invesco Capital Management LLC. (4)

(3)	Management Services Agreement between Advisers and Registrant. (5)

e(1)(a)	Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (4)

(b)	Schedule A to the Amended and Restated Master Distribution Agreement (7)

g(1)(a)	Custody Agreement with Schedule I (as of September 17, 2018) between Registrant and The Bank of New York Mellon. (10)

(b)	Schedule I (as of December 13, 2018) for Custody Agreement between Registrant and The Bank of New York Mellon. (11)

(2)	Foreign Custody Manager Agreement (7)

h (1)	(a) Fund Administration and Accounting Agreement (as of September 17, 2018) between Registrant and The Bank of New York Mellon. (9)

(b) Amendment A to Exhibit A (as of December 13, 2018) for Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon. (11)

(2)	Amended & Restated Transfer Agency and Service Agreement (7)

(2)(a)	Exhibit D (as of December 13, 2018) to the Amended and Restated Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon. (11)

(3)	Form of Participant Agreement between Invesco Distributors, Inc. and the Participant. (7)

(4)	Form of Sublicense Agreement between the Registrant and Invesco Capital Management LLC. (6)

(i)	Consent of counsel. (*)

(j)	Consent of Independent Registered Public Accounting Firm. (*)

p (1)	Code of Ethics adopted by the Invesco Family of ETFs (8)

(2)	Code of Ethics of Invesco Capital Management LLC (*)

(3)	Code of Ethics of Invesco Advisers, Inc. and Invesco Distributors, Inc. (*)

q (1)	Powers of Attorney for Messrs. Bagge, Barre, Carome, Kole and Wilson. (3)

(2)	Powers of Attorney for Messrs. Lim and Wicker. (5)

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on February 22, 2008.

(2)	Incorporated by reference to Post-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed on February 27, 2009.

(3)	Incorporated by reference to Post-Effective Amendment No. 6 to the Trust’s Registration Statement on Form N-1A, filed on February 28, 2012.

(4)	Incorporated by reference to Post-Effective Amendment No. 8 to the Trust’s Registration Statement on Form N-1A, filed on February 28, 2013.

(5)	Incorporated by reference to Post-Effective Amendment No. 10 to the Trust’s Registration Statement on Form N-1A, filed on February 27, 2014.

(6)	Incorporated by reference to Post-Effective Amendment No. 16 to the Trust’s Registration Statement on Form N-1A, filed on February 23, 2017.

(7)	Incorporated by reference to Post-Effective Amendment No. 18 to the Trust’s Registration Statement on Form N-1A, filed on February 28, 2018.

(8)	Incorporated by reference to Post-Effective Amendment No. 19 to the Invesco Exchange-Traded Self-Indexed Fund Trust’s Registration Statement on Form N-1A, filed on September 26, 2018.

(9)	Incorporated by reference to Post-Effective Amendment No. 272 to the Invesco Exchange-Traded Fund Trust’s Registration Statement on Form N-1A, filed on October 24, 2018.
(10)	Incorporated by reference to Post-Effective Amendment No. 26 to the Invesco Exchange-Traded Self-Indexed Fund Trust’s Registration Statement on Form N-1A, filed on November 21, 2018.

(11)	Incorporated by reference to Post-Effective Amendment No. 34 to the Invesco Exchange-Traded Self-Indexed Fund Trust’s Registration Statement on Form N-1A, filed on January 25, 2019.

(*)	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with the Fund.

None.

Item 30.	Indemnification.

The Registrant (also, the “Trust”) is organized as a Massachusetts business trust and is operated pursuant to a Declaration of Trust, dated August 3, 2007 (the “Declaration of Trust”).

Reference is made to Article IX of the Registrant’s Declaration of Trust:

Subject to the exceptions and limitations contained in Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification.

Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Amendments and Modifications.

Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Item 31.	Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Management of the Fund” in the Prospectus constituting Part A, which is included in this Registration Statement, and “Management” in the Statement of Additional Information constituting Part B, which is included in this Registration Statement.

The information as to the directors and executive officers of Invesco Capital Management LLC as set forth in Invesco Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission on December 3, 2018, and amended through the date hereof, is incorporated herein by reference.

Item 32.	Principal Underwriters.

(a)

Invesco Distributors, Inc. is the Registrant’s sole principal underwriter, as well as serves as the principal underwriter for the following other investment companies registered under the Investment Company Act of 1940, as amended:

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Senior Loan Fund

Invesco Management Trust

Short-Term Investments Trust

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Please note that Invesco India Exchange-Traded Fund Trust is also distributed by Invesco Distributors, Inc., but it is not included in this list because it is the registrant filing the N-1A.

(b)	The following are the Officers and Managers of Invesco Distributors, Inc., the Registrant’s underwriter.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Peter Gallagher	None	Director & President
Eric P. Johnson	None	Executive Vice President
Ben Utt	None	Executive Vice President
Daniel E. Draper	President and Principal Executive Officer	Senior Vice President
Mark W. Gregson	None	Chief Financial Officer
Trisha B. Hancock	None	Senior Vice President and Chief Compliance Officer
Eliot Honaker	None	Senior Vice President
Gary K. Wendler	None	Senior Vice President, Director, Marketing Research & Analysis
Jeffrey H. Kupor	Chief Legal Officer	Senior Vice President & Secretary
Annette Lege	None	Treasurer
Crissie Wisdom	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer
John M. Zerr	None	Senior Vice President

*	The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

(c) Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are held in physical possession at the offices, as applicable, of: (1) the Registrant, (2) the Registrant’s investment adviser, (3) the Registrant’s custodian, administrator, fund accountant and transfer agent and (4) the Registrant’s Subsidiary.

1.	Invesco India Exchange-Traded Fund Trust

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

2.	Invesco Capital Management LLC

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

3.	Bank of New York Mellon

101 Barclay Street

New York, NY 102864

4.	International Financial Services Limited

IFS Court, Bank Street, Twenty Eight

Cybercity, Ebène 72201

Mauritius

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Downers Grove and State of Illinois, on the 27th day of February, 2019.

Invesco India Exchange-Traded Fund Trust

By:	/s/ Daniel E. Draper
Daniel E. Draper
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Daniel E. Draper	President	February 27, 2019
Daniel E. Draper

/s/ Kelli Gallegos	Treasurer	February 27, 2019
Kelli Gallegos

/s/ Anna Paglia	Secretary	February 27, 2019
Anna Paglia

*/s/ Ronn R. Bagge	Vice Chairman and Trustee	February 27, 2019
Ronn R. Bagge

*/s/ Todd J. Barre	Trustee	February 27, 2019
Todd J. Barre

*/s/ Kevin M. Carome	Trustee	February 27, 2019
Kevin M. Carome

*/s/ Marc M. Kole	Trustee	February 27, 2019
Marc M. Kole

*/s/ Yung Bong Lim	Trustee	February 27, 2019
Yung Bong Lim

*/s/ Gary R. Wicker	Trustee	February 27, 2019
Gary R. Wicker

*/s/ Donald H. Wilson	Chairman and Trustee	February 27, 2019
Donald H. Wilson

*By: /s/ Anna Paglia		February 27, 2019
Anna Paglia
Attorney-In-Fact

*	Anna Paglia signs on behalf of the powers of attorney filed with Post-Effective Amendment No. 6 and No. 10 to the Trust’s Registration Statement, each of which is incorporated by reference herein.

Exhibit Index

(a)(2)	Amendment No. 1 to the Agreement and Declaration of Trust

(i)	Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm

(p)(2)	Code of Ethics of Invesco Capital Management LLC

(3)	Code of Ethics of Invesco Advisers, Inc. and Invesco Distributors, Inc.